Group Unallocated Variable Annuity Contract
Issued by American National Insurance Company
Home Office  One Moody Plaza  Galveston TX 77550-7999
Prospectus August 11, 2000 1-800-306-2959

This prospectus describes a group unallocated variable annuity contract being offered to corporate and non-corporate pension plans. You can allocate contract value to American National Variable Annuity Separate Account, which reflects the investment performance of mutual fund portfolios selected by you. At this time, you can allocate your contract value to the following mutual fund portfolios:

American National Fund
 .  Growth Portfolio
 .  Equity Income Portfolio
 .  Balanced Portfolio
 .  Money Market Portfolio
 .  High Yield Bond Portfolio
 .  International Stock Portfolio
 .  Small-Cap/Mid-Cap Portfolio
 .  Government Bond Portfolio
Fidelity Funds
 .  Asset Manager Portfolio
 .  Index 500 Portfolio
 .  Contrafund Portfolio
 .  Asset Manager: Growth Portfolio
 .  Growth Opportunities Portfolio
T. Rowe Price Funds
 .  Equity Income Portfolio
 .  Mid-Cap Growth Portfolio
 .  International Stock Portfolio
 .  Limited-Term Bond Portfolio
MFS Fund
 .  Capital Opportunities Portfolio
 .  Emerging Growth Portfolio
 .  Research Portfolio
 .  Growth With Income Portfolio
Federated Fund
 .  Utility Fund II Portfolio
 .  Growth Strategies Portfolio
 .  International Small Company Fund II Portfolio
 .  High Income Bond Portfolio
 .  Equity Income Fund II Portfolio
Alger American Fund
 .  Small Capitalization Portfolio
 .  Growth Portfolio
 .  MidCap Growth Portfolio
 .  Leveraged AllCap Portfolio
 .  Income & Growth Portfolio
 .  Balanced Portfolio

This prospectus contains information that you should know before purchasing a contract and should be kept for future reference. Additional information about the contract is contained in a Statement of Additional Information ("SAI") filed with the Securities and Exchange Commission, ("SEC") which is incorporated by reference into this prospectus. You may obtain a free copy of the SAI, which is dated the same date as this prospectus, by writing or calling us at our home office. The table of contents of the SAI is on page 38 of this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains material incorporated by reference into this prospectus, SAI, and other information regarding companies that file electronically with the SEC.

This prospectus is valid only when accompanied by current prospectuses or prospectus profiles for the American National Fund, the Fidelity Funds, the T. Rowe Price Funds, the MFS Fund, the Federated Fund, and the Alger American Fund.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. Interests in the contract are not deposits or obligations of, or guaranteed or endorsed by any bank, nor is the contract federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The contract involves investment risk, including possible loss of principal.

    Please read this prospectus carefully and keep it for future reference.

Form 4872                           *4872*                                  8-00

TABLE OF CONTENTS
                                                                        Page
Glossary..............................................................     4
Introduction..........................................................     6
  What is the Purpose of the Contract?................................     6
  What are the Investment Options?....................................     6
  How Do I Purchase a Contract?.......................................     7
  How Do I Allot Purchase Payments?...................................     7
  Can I Transfer Amounts Between
    the Investment Alternatives?......................................     7
  Can I Make Withdrawals?.............................................     7
  Is an Annuity Available?............................................     7
  What are the Charges and Deductions
    Under the Contract?...............................................     8
  What are the Tax Consequences Associated
    with the Contract?................................................     8
  If I Have Questions, Where Can I Go?................................     8
Contract Owner Transaction Expenses...................................     9
  Sales Load as a Percentage of Purchase Payments.....................     9
  Deferred Sales Load "Surrender Charge"..............................     9
  Exchange Fee........................................................    10
  Annual Contract Fee.................................................    10
  Separate Account Annual Expenses....................................    10
  Portfolio Company Annual Expenses...................................    10
Examples..............................................................    16
Contract..............................................................    19
  Type of Contract....................................................    19
  Contract Application and Purchase Payments..........................    19
  Allocation of Purchase Payments.....................................    19
  Crediting of Accumulation Units.....................................    20
  Determining Accumulation Unit Values................................    20
  Transfers...........................................................    20
Charges and Deductions................................................    21
  Surrender Charge....................................................    21
  Other Charges.......................................................    21
Distributions Under the Contract......................................    23
  Withdrawals.........................................................    23
  Termination of Contract.............................................    23
Annuity Payments......................................................    25
  Annuity Options.....................................................    25

                                                                         Page
 Annuity Provisions....................................................    26
The Company, Separate Account and Funds................................    27
  American National Insurance Company..................................    27
  The Separate Account.................................................    27
  The Funds............................................................    28
  Changes in Investment Options........................................    33
Federal Tax Matters....................................................    34
  Introduction.........................................................    34
  Taxation of Annuities in General.....................................    34
  Qualified Contracts..................................................    34
Performance............................................................    36
Distributor of the Contract............................................    36
Legal Matters..........................................................    37
Legal Proceedings......................................................    37
Experts................................................................    37
Additional Information.................................................    37
Financial Statements...................................................    37
Table of Contents of Statement
  of Additional Information............................................    38

GLOSSARY

Accumulation Period. The time between the date Accumulation Units are first purchased by us and the date the Contract is terminated.

Accumulation Unit. A unit used by us to calculate a Contract's value during the Accumulation Period.

Accumulation Value. The sum of the value of your Accumulation Units .

Alger American Fund. The Alger American Fund.

American National Fund. American National Investment Accounts, Inc.

Company ("we", "our" or "us" ). American National Insurance Company.

Contract The contract described in this prospectus.

Contract Owner ("you" or "your"). Unless changed by notice to us, the Contract Owner is as stated in the application.

Contract Anniversary. An anniversary of the Date of Issue.

Contract Year. A one-year period, commencing on either the Date of Issue or a Contract Anniversary.

Date of Issue. The date a Contract is issued.

Eligible Portfolio. A Portfolio which corresponds to a subaccount.

Federated Funds. Federated Insurance Series.

Fidelity Funds. Variable Insurance Products Fund. The Fidelity Fund's Portfolios offered through the Contract are Service Class II Portfolio.

General Account. All of our assets except those segregated in separate accounts.

MFS Fund. MFS Variable Insurance Trust.

Plan A document or agreement defining retirement or other benefits under section 401(a) or 457 of the Internal Revenue Code and those eligible to receive such benefits. A Plan is not a part of a Contract and we are not a party to a Plan.

Plan Participant.  An individual participating in a Plan.

Portfolio. A series of a mutual fund designed to meet specified investment objectives.

Purchase Payment. A payment made to us during the Accumulation Period.

Qualified Plan. A Contract issued in connection with a Plan that receives favorable tax treatment under the Internal Revenue Code of 1986.

T. Rowe Price Funds. T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc. and T. Rowe Price Fixed Income Series, Inc.

Valuation Date. Each day the New York Stock Exchange is open for regular trading. A redemption, transfer, or purchase can be made only on days that we are open. We will be open on each day the NYSE is open except for the day after Thanksgiving and the Friday before Christmas Eve.

Valuation Period. The close of business on one Valuation Date to the close of business on another.

Variable Annuity. An annuity with value that varies in dollar amount based on performance of the investments you choose.

INTRODUCTION

What is the Purpose of the Contract?

The Contract allows the accumulation of funds, at rates that will increase or decline in value based on the performance of investments you choose. The Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is most attractive to people in high federal (and state) tax brackets. You should not invest in this Contract if you are looking for a short-term investment or if you cannot take the risk of losing money that you put in.

There are various additional fees and charges associated with variable annuities. The tax deferral feature of variable annuities is unnecessary when purchased to fund a qualified plan, since the Plan would already provide tax deferral in most cases. You should consider whether the other features and benefits, such as the opportunity for lifetime income benefits, and the guaranteed level of certain charges, make the Contract appropriate for your needs.

What are the Investment Options?

You can invest Purchase Payments in one or more of the following subaccounts of the separate account, each of which invests exclusively in shares of a corresponding Eligible Portfolio:

 .  American National Growth
 .  American National Balanced
 .  American National Equity Income
 .  American National Money Market
 .  American National High Yield Bond
 .  American National International Stock
 .  American National Small-Cap/Mid-Cap
 .  American National Government Bond
 .  Fidelity Asset Manager
 .  Fidelity Index 500
 .  Fidelity Contrafund
 .  Fidelity Asset Manager: Growth
 .  Fidelity Growth Opportunities
 .  T. Rowe Price Equity Income
 .  T. Rowe Price Mid-Cap Growth
 .  T. Rowe Price International Stock
 .  T. Rowe Price Limited-Term Bond
 .  MFS Capital Opportunities
 .  MFS Emerging Growth
 .  MFS Research
 .  MFS Growth With Income
 .  Federated Utility Fund II
 .  Federated Growth Strategies
 .  Federated International Small Company Fund
 .  Federated High Income Bond
 .  Federated Equity Income Fund II
 .  Alger American Small Capitalization
 .  Alger American MidCap Growth
 .  Alger American Growth
 .  Alger American Balanced
 .  Alger American Leveraged AllCap
 .  Alger American Income & Growth

Each such subaccount and corresponding Eligible Portfolio has its own investment objective (See "The Funds" on page 28). There is no assurance that Eligible Portfolios will achieve their investment objectives. Accordingly, you could lose some or all of the Accumulation Value.

How do I purchase a contract?

You can purchase a Contract by completing an application and paying a Purchase Payment and submitting these to our home office. (See "Contract Application and Purchase Payments" on page 19.) Purchase Payments must be for the purpose of providing for Plan benefits.

Without our prior approval, the maximum Purchase Payment under a Contract is $1,000,000.

The contract may not be available in some states. You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with information that is different.

How do I allocate purchase payments?

You can allocate Purchase Payments among the 32 currently available subaccounts. You cannot allocate less than 1% of a Purchase Payment to any one-investment option.

Can I transfer amounts between the investment alternatives?

You can make transfers between subaccounts at any time. (See "Transfers" on page 20.)

All transfers among the subaccounts are free.

You should periodically review allocations among the subaccounts to make sure they fit the current situation and financial goals.

You can make allocation changes in writing or during our normal business hours by telephone if a telephone authorization form is on file with us. We will employ reasonable procedures to confirm that telephone instructions are genuine. If we follow those procedures, we will not be liable for losses due to unauthorized or fraudulent instructions. We may be liable for such losses if we do not follow those procedures.

Can I make withdrawals?

By written request to us, you can withdraw all or part of the Accumulation Value at any time. (See "Withdrawals" on page 23.) Such withdrawal may be subject to a Surrender Charge. Such withdrawal may also be subject to Plan restrictions. Surrender charges are waived for any withdrawal to fund a distribution under a Plan. Proof of such Plan benefit must be provided. Distributions to Plan Participants may be subject to income tax and penalty tax.

Is an annuity available?

In order to fund plan distributions, you can select from a number of fixed annuity options, each of which provides a different level and number of annuity payments. The annuity options include payments:

 .  for the life of a Plan Participant

 . for the life of a Plan Participant, with a guarantee that such payments will continue for at least 10 or 20 years

 .  made jointly to a Plan Participant and spouse, with a right of survivorship.

(See "Annuity Options," page 25.)

What are the charges and deductions under the contract?

We do not currently deduct a sales charge when you purchase a Contract. We may deduct a surrender charge up to 7% of Accumulation Value withdrawn. We also charge a daily administrative asset fee. Such expense charge equals, on an annual basis, 0.10% of the Contract's daily Accumulation Value.

We charge a daily amount equal to, on an annual basis, a mortality and expense risk fee of 1.15% of the Contract's daily Accumulation Value to meet our death benefit obligations and to pay expenses.

What are the tax consequences associated with the contract?

You generally are required to pay taxes on all amounts withdrawn from a Qualified Contract. Restrictions and penalties may apply to withdrawals from a Qualified Contract.

If I have questions, where can I go?

If you or the Plan administrator have any questions about the Contract, you or the Plan administrator can contact your registered representative or write us at One Moody Plaza, Galveston, Texas 77550-7999. You can call us at 1-800-306-2959.

CONTRACT OWNER TRANSACTION EXPENSES

The following table summarizes the charges we will make. The table also summarizes the fees and expenses of the Eligible Portfolios. You should consider this information with the information under the heading "Charges and Deductions" on page 21.

Sales Load as a Percentage of Purchase Payments                  0%
Deferred Sales Load ("Surrender Charge")

          Contract Year                    Surrender Charge
               of                                as a
           Withdrawal                       Percentage of
                                           Each Withdrawal
--------------------------------------------------------------------------------
                1                                 7
                2                                 7
                3                                 6
                4                                 5
                5                                 4
                6                                 3
                7                                 2
         8 and thereafter                         0

EXCHANGE FEE                                                       $ 0
ANNUAL CONTRACT FEE                                                $ 0

SEPARATE ACCOUNT ANNUAL EXPENSES

(as a percent of average net assets)
Mortality and Expense Risk Fee                                   1.15%
Other Account Fees (administrative asset fee)                    0.10%
Total Separate Account Annual Expense                            1.25%

PORTFOLIO COMPANY ANNUAL EXPENSES

American National Growth Portfolio Annual Expenses
(as a percentage of average net assets)
Management Fees after reimbursement *  **                        0.43%
Other Expenses                                                   0.44%
Total Portfolio Annual Expenses                                  0.87%
* Without reimbursement, management fees would have been 0.50% and the total portfolio annual expense would have been 0.94%.

American National Balanced Portfolio Annual Expenses
(as a percentage of average net assets)
Management Fees after reimbursement *  **                        0.26%
Other Expenses                                                   0.64%
Total Portfolio Annual Expenses                                  0.90%
* Without reimbursement, management fees would have been 0.50% and the total portfolio annual expense would have been 1.14%.

American National Equity Income Portfolio Annual Expenses
(as a percentage of average net assets)
Management Fees after reimbursement *  **                        0.49%
Other Expenses                                                   0.44%
Total Portfolio Annual Expenses                                  0.93%
* Without reimbursement, management fees would have been 0.50% and the total portfolio annual expense would have been 0.94%.

American National High Yield Bond Portfolio Annual Expenses
(as a percentage of average net assets)
Management Fees                                                  0.55%
Other Expenses                                                   0.30%
Total Portfolio Annual Expenses                                  0.85%

American National International Stock Portfolio Annual Expenses
(as a percentage of average net assets)
Management Fees                                                  0.75%
Other Expenses                                                   0.35%
Total Portfolio Annual Expenses                                  1.10%

American National Small-Cap/Mid-Cap Portfolio Annual Expenses
(as a percentage of average net assets)
Management Fees                                                  1.25%
Other Expenses                                                   0.25%
Total Portfolio Annual Expenses                                  1.50%

American National Government Bond Portfolio Annual Expenses
(as a percentage of average net assets)
Management Fees                                                  0.50%
Other Expenses                                                   0.30%
Total Portfolio Annual Expenses                                  0.80%

American National Money Market Portfolio Annual Expenses
(as a percentage of average net assets)
Management Fees after reimbursement *  **                        0.09%
Other Expenses                                                   0.78%
Total Portfolio Annual Expenses                                  0.87%
* Without reimbursement, management fees would have been 0.50% and the total portfolio annual expense would have been 1.28%.

** Under its Administrative Service Agreement with American National Investment Accounts, Inc., Securities Management and Research, Inc. ("SM&R"), the fund's Investment Adviser and Manager, has agreed to pay (or to reimburse each Portfolio for) each Portfolio's expenses (including the advisory fee and administrative service fee paid to SM&R, but exclusive of interest, commissions and other expenses incidental to portfolio transactions) in excess of 1.50% per year of such Portfolio's average daily net assets. In addition, SM&R has entered into a separate undertaking with the fund effective May 1, 1994 until April 30, 2001, pursuant to which SM&R has agreed to reimburse the American National Money Market Portfolio and the American National Growth Portfolio for expenses in excess of .87%; the American National Balanced Portfolio for expenses in excess of .90% and the American National Equity Income Portfolio for expenses in excess of .93%, of each of such Portfolios' average daily net assets during such period. SM&R is under no obligation to renew this undertaking for any Portfolio at the end of such period.

Fidelity Index 500 Portfolio Annual Expenses
(as a percentage of average net assets)
Management Fees                                                  0.24%
Distribution and Service (12b-1) Fees                            0.25%
Other Expenses with reimbursement                                0.11%
Total Portfolio Annual Expenses*                                 0.60%
* FMR has voluntarily agreed to reimburse Service Class 2 of the Index 500 to the extent that total operating expenses (excluding interest, taxes, securities lending costs, brokerage commissions and extraordinary expenses), as a percentage of its average net assets, exceed 0.53%. This arrangement can be discontinued by FMR at any time.

Fidelity Asset Manager Portfolio Annual Expenses
(as a percentage of average net assets)
Management Fees                                                  0.53%
Distribution and Service (12b-1) Fees                            0.25%
Other Expenses                                                   0.11%
Total Portfolio Annual Expenses**                                0.89%

Fidelity Contrafund Portfolio Annual Expenses
(as a percentage of average net assets)
Management Fees                                                  0.58%
Distribution and Service (12b-1) Fees                            0.25%
Other Expenses                                                   0.12%
Total Portfolio Annual Expenses**                                0.95%

Fidelity Asset Manager: Growth Portfolio Annual Expenses
(as a percentage of average net assets)
Management Fees                                                  0.58%
Distribution and Service (12b-1) Fees                            0.25%
Other Expenses                                                   0.15%
Total Portfolio Annual Expenses**                                0.98%

Fidelity Growth Opportunities Portfolio Annual Expenses
(as a percentage of average net assets)
Management Fees                                                  0.58%
Distribution and Service (12b-1) Fees                            0.25%
Other Expenses                                                   0.13%
Total Portfolio Annual Expenses**                                0.96%

** FMR has voluntarily agreed to reimburse Service Class 2 of certain funds to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: 1.50% for Asset Manager, 1.25% for Contrafund, 1.25% for Asset
   Manager: Growth, and 1.75% for Growth Opportunities. These arrangements can be discontinued by FMR at any time.

T. Rowe Price Equity Income Portfolio Annual Expenses
(as a percentage of average net assets)
Management Fees                                                  0.85%
Other Expenses                                                   0.00%
Total Portfolio Annual Expenses*                                 0.85%

T. Rowe Price International Stock Portfolio Annual Expenses
(as a percentage of average net assets)
Management Fees                                                  1.05%
Other Expenses                                                   0.00%
Total Portfolio Annual Expenses*                                 1.05%

T. Rowe Price Mid-Cap Growth Portfolio Annual Expenses
(as a percentage of average net assets)
Management Fees                                                  0.85%
Other Expenses                                                   0.00%
Total Portfolio Annual Expenses*                                 0.85%

T. Rowe Price Limited - Term Bond Portfolio Annual Expenses
(as a percentage of average net assets)
Management Fees                                                  0.70%
Other Expenses                                                   0.00%
Total Portfolio Annual Expenses*                                 0.70%

* T. Rowe Price Equity Income and Mid-Cap Growth Portfolios pay T. Rowe Price an annual all-inclusive fee of 0.85% based on such Portfolios' average daily net assets. T. Rowe Price Limited-Term Bond Portfolio pays T. Rowe Price an annual all-inclusive fee of 0.70% based on such Portfolios' average daily net assets. T. Rowe Price International Stock Portfolio pays Rowe-Price-Flemming International, Inc. an annual all-inclusive fee of 1.05% based on such Portfolios' average daily net assets. These fees pay for investment management services and other operating costs of the Portfolios.

MFS Capital Opportunities Portfolio Annual Expenses
(as a percentage of average net assets)
Management Fees                                                  0.75%
Other Expenses (after fee reduction)                             0.16%
Total Portfolio Annual Expenses*                                 0.91%

* The portfolio's investment advisor voluntarily reduced the portfolio's expenses. Absent reimbursement, management fee, other expense and total expense would have been 0.75%, 0.27%, and 1.02%, respectively.

MFS Emerging Growth Portfolio Annual Expenses
(as a percentage of average net assets)
Management Fees                                                  0.75%
Other Expenses                                                   0.09%
Total Portfolio Annual Expenses                                  0.84%

MFS Research Portfolio Annual Expenses
(as a percentage of average net assets)
Management Fees                                                  0.75%
Other Expenses                                                   0.11%
Total Portfolio Annual Expenses                                  0.86%

MFS Growth With Income Portfolio Annual Expenses
(as a percentage of average net assets)
Management Fees                                                  0.75%
Other Expenses                                                   0.13%
Total Portfolio Annual Expenses                                  0.88%

Federated Utility Fund II Portfolio Annual Expenses
(as a percentage of average net assets)
Management Fees                                                  0.75%
Other Expenses                                                   0.19%
Total Portfolio Annual Expenses*                                 0.94%

* The portfolio's investment advisor voluntarily reduced the portfolio's expenses. Absent reimbursement, management fee, other expenses, and total expenses would have been 0.75%, 0.44%, and 1.19% respectively.

Federated Growth Strategies Fund II Portfolio Annual Expenses
(as a percentage of average net assets)
Management Fees after reimbursement                              0.55%
Other Expenses                                                   0.30%
Total Portfolio Annual Expenses*                                 0.85%

* The portfolio's investment advisor voluntarily reduced the portfolio's expenses. Absent reimbursement, management fee, other expenses, and total expenses would have been 0.75%, 0.55%, and 1.30% respectively.

Federated International Small Company Fund II Portfolio Annual Expenses (as a percentage of average net assets)
Management Fees                                                  1.25%
Other Expenses                                                   0.00%
Total Portfolio Annual Expenses                                  1.25%
Federated High Income Bond Fund II Portfolio Annual Expenses
(as a percentage of average net assets)
Management Fees                                                  0.60%
Other Expenses                                                   0.19%
Total Portfolio Annual Expenses                                  0.79%
* The portfolio's investment advisor voluntarily reduced the portfolio's expenses. Absent reimbursement, management fee, other expenses, and total expenses would have been 0.60%, 0.44%, and 1.04% respectively.

Federated Equity Income Fund II Portfolio Annual Expenses
(as a percentage of average net assets)
Management Fees after reimbursement                              0.55%
Distribution (12b-1) Fees after reimbursement                    0.00%
Other Expenses                                                   0.39%
Total Portfolio Annual Expenses*                                 0.94%
* The portfolio's investment advisor voluntarily reduced the portfolio's expenses. Absent reimbursement, management fee, distribution fee, other expenses, and total expenses would have been 0.75%, 0.25%, 0.64%, and 1.64% respectively.

Alger American Small Capitalization Portfolio Annual Expenses
(as a percentage of average net assets)
Management Fees                                                  0.85%
Other Expenses                                                   0.04%
Total Portfolio Annual Expenses                                  0.89%

Alger American Growth Portfolio Annual Expenses
(as a percentage of average net assets)
Management Fees                                                  0.75%
Other Expenses                                                   0.04%
Total Portfolio Annual Expenses                                  0.79%

Alger American MidCap Growth Portfolio Annual Expenses
(as a percentage of average net assets)
Management Fees                                                  0.80%
Other Expenses                                                   0.04%

Total Portfolio Annual Expenses                                  0.84%
Alger American Leveraged AllCap Portfolio Annual Expenses
(as a percentage of average net assets)
Management Fees                                                  0.85%
Other Expenses*                                                  0.11%
Total Portfolio Annual Expenses                                  0.96%
* Included in other expenses is 0.03% of interest expense.

Alger American Income & Growth Portfolio Annual Expenses
(as a percentage of average net assets)
Management Fees                                                  0.625%
Other Expenses                                                   0.075%
Total Portfolio Annual Expenses                                   0.70%

Alger American Balanced Portfolio Annual Expenses
(as a percentage of average net assets)
Management Fees                                                  0.75%
Other Expenses                                                   0.17%
Total Portfolio Annual Expenses                                  0.92%

EXAMPLES

If you terminate your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets, and assuming none of the proceeds is used to fund Plan benefits. Should any of the proceeds be used to fund Plan benefits, the actual expenses incurred will be less than those represented in the example.


Fund                                                    1 Year  3 Years
-----------------------------------------------------------------------
American National Growth Portfolio                        $86     $125
American National Balanced Portfolio                      $87     $126
American National Equity Income Portfolio                 $87     $127
American National Money Market Portfolio                  $86     $125
American National High Yield Bond Portfolio               $86     $125
American National International Stock Portfolio           $88     $132
American National Small-Cap/Mid-Cap Portfolio             $92     $143
American National Government Bond Portfolio               $86     $123
Fidelity Asset Manager Portfolio                          $87     $126
Fidelity Index 500 Portfolio                              $84     $117
Fidelity Contrafund Portfolio                             $87     $127
Fidelity Asset Manager: Growth Portfolio                  $87     $127
Fidelity Growth Opportunities Portfolio                   $87     $128
T. Rowe Price Equity Income Portfolio                     $86     $125
T. Rowe Price International Stock Portfolio               $88     $130
T. Rowe Price Mid-Cap Growth Portfolio                    $86     $125
T. Rowe Price Limited - Term Bond Portfolio               $85     $120
MFS Capital Opportunities Portfolio                       $87     $126
MFS Emerging Growth Portfolio                             $86     $124
MFS Research Portfolio                                    $86     $125
MFS Growth With Income Portfolio                          $86     $125
Federated Utility Fund II Portfolio                       $87     $127
Federated Growth Strategies Fund II Portfolio             $86     $125
Federated International Small Co. Fund II Portfolio       $85     $123
Federated High Income Bond Fund II Portfolio              $86     $123
Federated Equity Income Fund II Portfolio                 $87     $127
Alger American Small Capitalization Portfolio             $87     $126
Alger American Growth Portfolio                           $86     $123
Alger American MidCap Growth Portfolio                    $86     $124
Alger American Leveraged AllCap Portfolio                 $87     $128
Alger American Income & Growth Portfolio                  $85     $120
Alger American Balanced Portfolio                         $87     $127

If you do not terminate your Contract, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets.

Fund                                                   1 Year  3 Years
----------------------------------------------------------------------
American National Growth Portfolio                        $22      $66
American National Balanced Portfolio                      $22      $67
American National Equity Income Portfolio                 $22      $68
American National Money Market Portfolio                  $22      $66
American National High Yield Bond Portfolio               $21      $66
American National International Stock Portfolio           $24      $73
American National Small-Cap/Mid-Cap Portfolio             $28      $85
American National Government Bond Portfolio               $21      $64
Fidelity Asset Manager Portfolio                          $22      $67
Fidelity Index 500 Portfolio                              $19      $58
Fidelity Contrafund Portfolio                             $22      $69
Fidelity Asset Manager: Growth Portfolio                  $23      $70
Fidelity Growth Opportunities Portfolio                   $22      $69
T. Rowe Price Equity Income Portfolio                     $21      $66
T. Rowe Price International Stock Portfolio               $23      $72
T. Rowe Price Mid-Cap Growth Portfolio                    $21      $66
T. Rowe Price Limited - Term Bond Portfolio               $20      $61
MFS Capital Opportunities Portfolio                       $22      $68
MFS Emerging Growth Portfolio                             $21      $65
MFS Research Portfolio                                    $21      $66
MFS Growth With Income Portfolio                          $22      $67
Federated Utility Fund II Portfolio                       $22      $69
Federated Growth Strategies Fund II Portfolio             $21      $66
Federated International Small Co. Fund II Portfolio       $21      $64
Federated High Income Bond Fund II Portfolio              $21      $64
Federated Equity Income Fund II Portfolio                 $22      $69
Alger American Small Capitalization Portfolio             $22      $67
Alger American Growth Portfolio                           $21      $64
Alger American MidCap Growth Portfolio                    $21      $65
Alger American Leveraged AllCap Portfolio                 $22      $69
Alger American Income & Growth Portfolio                  $20      $61
Alger American Balanced Portfolio                         $22      $68

You should not consider the examples as representative of past or future expenses.

The purpose of the preceding tables is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The tables reflect expenses of the separate account and the Eligible Portfolios. The examples assume that any waiver or reimbursement policies for the Eligible Portfolios are in affect for the time-periods presumed. The expenses shown above for the Eligible Portfolios are assessed at the underlying fund level and are not direct charges against the separate account's assets or reductions from Accumulation Value. These expenses are taken into consideration in computing each Portfolio's net asset value, which is the share price used to calculate the value of an Accumulation Unit. Actual expenses may be more or less than shown. As required by the Securities and Exchange Commission, the example assumes a 5% annual rate of return. This hypothetical rate of return is not intended to be representative of past or future performance of an Eligible Portfolio. For a more complete description of the management fees of the American National Fund, the Fidelity Funds, the T. Rowe Price Funds, the MFS Fund, the Federated Fund and the Alger American Fund, see their Prospectuses.

CONTRACT

Type of Contract

This prospectus offers a group unallocated variable annuity Contract, and our obligations are strictly limited to those set forth in this prospectus. Neither the Plan Participant, nor any person deriving any rights or benefits from a Plan Participant, will at any time have any right, or interest in the Accumulation Value. We incur no liability or obligation to any Plan Participant until there has been a benefit purchased on behalf of a Plan Participant or person deriving rights from a Plan Participant, in accordance with the provisions of the Contract. Our sole responsibility to any such Plan Participant or person deriving rights from a Plan Participant will be the payment of such benefits purchased on his behalf.

If the Plan maintains individual accounts for each Plan Participant or beneficiary, the Plan should have accounting procedures to allocate among those accounts the gains, losses and charges under this Contract.

The terms of the Contracts may only be changed by mutual agreement between American National and each Contract Owner, unless:

 .  the change is as described in the section entitled "Changes in Investment
   Options" on page 33;

 . American National is making the change in order to comply with a law or regulation to which American National or the Contracts are subject; or

 . American National is making the change in order to maintain the tax status of the Contracts as described in the section entitled "Federal Tax Matters" on page 34.

Contract Application and Purchase Payments

To purchase a Contract, you must complete an application and send a Purchase Payment to our home office. (See "Allocation of Purchase Payments", page 19.) If the application cannot be processed within five days after receipt, we will return your payment. We will credit your initial Purchase Payment to the Contract within two business days after a completed application is received at our home office. All additional Purchase Payments received by us are effective when such Purchase Payments are received at our home office.

Purchase Payments paid are allocated as directed by you. Purchase Payments must be for the purpose of providing for Plan benefits. We assume no liability as to the sufficiency of the Accumulation Value to provide benefits according to the provisions of the Plan.

Allocation of Purchase Payments

Purchase Payments will be allocated to the subaccounts according to instructions in the application. You can change these allocations at any time by written instruction to our home office, or if a properly completed telephone transfer authorization form is on file with us, by telephone.

Crediting of Accumulation Units

Purchase Payments will be used to purchase Accumulation Units in subaccounts as the Contract Owner has instructed. We will determine the number of Accumulation Units purchased by dividing the dollar amount of the Purchase Payment allocated to a subaccount by the Accumulation Unit value for that subaccount computed following such allocation. Purchase Payments are not credited until actually received by us. A Plan Participant's contribution to a Plan will not be credited until the Contract Owner forwards such contribution to us.

Determining Accumulation Unit Values

The Accumulation Unit value of each subaccount reflects the investment performance of that subaccount. We calculate Accumulation Unit value on each Valuation Date. The Accumulation Unit value on each Valuation Date is equal to the Accumulation Unit value for the preceding Valuation Date, multiplied by the net investment factor for that subaccount on that Valuation Date.

A net investment factor is determined for each subaccount on a Valuation Date as follows. First, we take the net asset value of a share in the corresponding Eligible Portfolio at the close of business that day, and we add the per share amount of any dividends or capital gains distributions declared by the Eligible Portfolio during the Valuation Period. We divide this amount by the per share net asset value on the preceding Valuation Date. Then we reduce the result for the administrative asset fee and the mortality and expense risk fee.

We will calculate the Accumulation Unit value for each subaccount at the end of each Valuation Period. Investment performance of the Eligible Portfolios, their expenses and the deduction of certain charges by us affect the Accumulation Unit value for each subaccount.

Transfers

You can make transfers among the subaccounts at any time. There are no restrictions.

We will make transfers and determine values at the end of the Valuation Period in which your transfer request is received, unless you designate a later date.

Payment of withdrawal amounts and transfers may be postponed whenever: (1) the NYSE is closed other than customary week-end and holiday closings, or trading on the NYSE is restricted as determined by the SEC; (2) the SEC by order permits postponement for the protection of the Contract Owners; or (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the separate account's net assets.

CHARGES AND DEDUCTIONS

Surrender Charge

During the first seven Contract Years, a Surrender Charge may be imposed on withdrawals at a rate of no more than 7% of the amount withdrawn. (See "Deferred Sales Load (`Surrender Charge')" on page 9 for the table of surrender charges rates).

We will deduct a surrender charge from the Accumulation Value for withdrawals of all or a portion of Accumulation Value. However, no surrender charge will apply to any such withdrawal:

 a) if you request a lump sum cash distribution and give us proof that benefits in the amount of the lump sum cash distribution are payable under the Plan to a Plan Participant or beneficiary due to the death, disability, termination of employment or retirement of a Plan Participant; or

 b) if you request that such withdrawal be applied to purchase from us any of the annuity options available under the Contract. (See "Annuity Options, page 25.)

For termination, the surrender charge will be equal to the surrender charge percentage multiplied by the Accumulation Value. The surrender charge percentage will be determined by the Contract Year in which the termination occurs.

For withdrawals not exempt from the surrender charge, a surrender charge will be assessed consistent with that for termination. The surrender charge percentage will be determined by the Contract Year in which the withdrawal occurs.

Other Charges

   The Contract is subject to certain other charges:

 .  Administrative Asset Fee

   An administrative asset fee at an annual rate of 0.10% is assessed daily against the separate account.

 .  Mortality and Expense Risk Fee

   Annuity payments will not decrease because of adverse mortality experience of Plan Participants as a class or increases in our actual expenses over expense charges. We assume the risks that Plan Participants as a class may live longer than expected (requiring a greater number of annuity payments) and that fees may not be sufficient to cover our actual costs.

   For our promises to accept these risks, a mortality and expense risk fee at an annual rate of 1.15% will be assessed daily against the separate account.

 .  Charges for Taxes

   None at present. We may, however, make a charge in the future if income or gains within the separate account incur federal, state, or local taxes or if our tax treatment changes. Charges for such taxes, if any, would be deducted from the separate account.

 . Portfolio Expenses

  The Eligible portfolios in which you have invested will charge the portfolio company annual expenses described on pages 10 - 15. For a more complete description of those expenses, see the prospectuses for the Eligible Portfolios.

DISTRIBUTIONS UNDER THE CONTRACT

Withdrawals

The Contract Owner may make withdrawals under the Contract, in whole or in part, subject to the following limitations:

 .  The request must be made in writing.

 . If a partial withdrawal would leave less than $1,200 Accumulation Value, we may terminate the Contract.

 . A partial withdrawal request should specify the allocation of that withdrawal among the subaccounts. If not specified, we will prorate the withdrawal among the subaccounts. Surrender charges will be deducted from the Accumulation Value remaining after a partial withdrawal.

 . Additional limitations apply to withdrawals, as explained in, "Termination of Contract".

The Accumulation Unit value for withdrawals will be the applicable Accumulation Unit value determined on the Valuation Date following receipt by us at our home office of your withdrawal request.

Accumulation Value can be determined by multiplying the number of Accumulation Units for each subaccount times the Accumulation Unit value and summing the results. The amount available for withdrawal equals the Accumulation Value less any applicable surrender charge. Accumulation Value will be reduced by the amount of any withdrawal and applicable surrender charge.

We expect to pay surrenders within seven days of receipt of your written request in proper form, however payment of surrenders may be delayed under certain circumstances. (See "Transfers" on page 20.)

Termination of Contract

You may terminate the Contract at any time by giving us written notice. Such notice will specify a date of termination, which may not be earlier than 30 days after receipt at our home office.

We may terminate the Contract by giving you written notice, if any one or more of the following events occurs:

 a)  the Accumulation Value is less than $1,200; or

 b) you failed to provide any information or render any performance required by the terms of this Contract.

Such termination notice will specify a date of termination, which will not be earlier than six months after the date you receive such notice.

Upon termination, no further Purchase Payment will be accepted, and you shall designate a party to receive the amounts due on termination. We shall transfer the balance of the Accumulation Value less any applicable surrender charge to the designated party. We shall have no obligation or duty to verify that such party has the right to receive such payment, nor that the Plan is or will continue to be qualified under the Internal Revenue Code, nor that such payments will be properly applied by the designated party. Such payment or payments will fully and finally discharge us of all liability under this Contract, except for the payment of annuity benefits previously purchased. (See "Annuity Options, page 25). Termination of this Contract will have no effect upon the payments to be made by us to any person for whom an annuity has been purchased prior to the date of termination.

ANNUITY PAYMENTS

You can apply all or part of the Accumulation Value to any of the annuity options described below. These annuity options provide for fixed payments; accordingly, Accumulation Value will be transferred to the General Account and annuity payments will be based upon the annuity option selected. Annuity payments can begin at any time. Such payments must be for the exclusive benefit of a Plan Participant or beneficiary or for a person designated by you for the exclusive benefit of such Plan Participant or beneficiary.

Annuity Options

The following annuity options are available to Contract Owners. The Plans will specify which of these options are available to individual Plan Participants.

 . Option 1 - Life Annuity -- monthly payments during the lifetime of an individual, ceasing with the last annuity payment due before the individual's death. This option offers the maximum level of monthly annuity payments since there is no provision for a minimum number of annuity payments or a death benefit for beneficiaries. It would be possible under this option for an individual to receive only one annuity payment if death occurred before the due date of the second annuity payment, two if death occurred before the third annuity payment date, etc.

 . Option 2 - Life Annuity with ten or 20 Years Certain -- monthly payments during the lifetime of an individual with payments made for a period certain of not less than ten or 20 years, as elected. The annuity payments will be continued to a designated beneficiary until the end of the period certain.

 . Option 3 - Joint and Survivor Annuity -- monthly payments during the joint lifetime of an individual and another named individual and thereafter during the lifetime of the survivor, ceasing with the last annuity payment due before the survivor's death. It would be possible under this option for only one annuity payment to be made if both individuals under the option died before the second annuity payment date, or only two annuity payments if both died before the third annuity payment date, etc.

 . Option 4 - Installment Payments, Fixed Period --monthly payments for specified number of years of at least 5, but not exceeding 30. Payments will include interest at the effective rate of 2.5% per year.

 .  Option 5 - Equal Installment Payments, Fixed Amount -- monthly installments
   (not less than $6.25 per $1,000 applied) until the amount applied, plus interest at an effective rate of 2.5% per year, is exhausted. The final annuity payment will be the remaining sum left with us. It may be more or less than the other payments.

 .  Other Annuity Forms -- May be agreed upon.

If a beneficiary dies while receiving annuity payments certain under Option 2, 4 or 5 above, the present value of minimum guaranteed payments will be paid in a lump sum to the estate of the beneficiary.

The value of the annuity payment will vary based upon the amount of Accumulation Value applied to the annuity option. In addition, the annuity payment will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for life annuities than joint and survivor annuities.

Annuity Provisions

We determine life contingent annuity payments based on the Annuity 2000 Mortality Table (50% male, 50% female blend) and 2.5% interest which generally reflects the age of the payee and type of annuity option selected. The payee's attained age at settlement will be adjusted downward by one year for each full five-year period that has lapsed since January 1, 2000.

THE COMPANY, SEPARATE ACCOUNT,
AND FUNDS

American National Insurance Company

The Company is a stock life insurance company chartered in 1905 in the State of Texas. We write individual and group life, accident and health insurance and annuities. Our home office is located in the American National Insurance Building, One Moody Plaza, Galveston, Texas 77550-7999. The Moody Foundation, a charitable foundation, owns approximately 23.7% and the Libbie S. Moody Trust, a private trust, owns approximately 37.6% of our common stock.

We are regulated by the Texas Department of Insurance and are subject to the insurance laws and regulations of other states where we operate. Each year, we file a National Association of Insurance Commissioners convention blank with the Texas Department of Insurance. Such convention blank covers our operations and reports on our financial condition and the separate account's financial condition as of December 31 of the preceding year. Periodically, the Texas Department of Insurance examines and certifies the adequacy of the separate accounts and our liabilities and reserves. A full examination of our operations is also conducted periodically by the National Association of Insurance Commissioners.

Obligations under the Contract are our obligations.

The Separate Account

We established the American National Variable Annuity Separate Account under Texas law on July 30, 1991. The separate account's assets are held exclusively for the benefit of persons entitled to payments under variable annuity contracts issued by us. We are the legal holder of the separate account's assets and will cause the total market value of such assets to be at least equal to the separate account's reserve and other contract liabilities. Such assets are held separate and apart from our General Account assets. We maintain records of all purchases and redemptions of shares of Eligible Portfolios by each of the subaccounts. Liabilities arising out of any other business we conduct cannot be charged against the assets of the separate account. Income, as well as both realized and unrealized gains or losses from the separate account's assets, is credited to or charged against the separate account without regard to income, gains or losses arising out of other business that we conduct. However, if the separate account's assets exceed its liabilities, the excess is available to cover the liabilities of our General Account.

The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust, which is a type of investment company. Such registration does not involve any SEC supervision of management or investment policies or practices. There are currently thirty-two subaccounts within the separate account available to Contract Owners and each invests only in a corresponding Eligible Portfolio.

Since we are the legal holder of the Eligible Portfolio shares in the separate account we have the right to vote such shares at shareholders' meetings. To the extent required by law, we will vote in accordance with instructions from Contract Owners. The number of votes for which a Contract Owner has the right to provide instructions will be determined as of the record date selected by the Board of Directors of the American National Fund, the Fidelity Funds, the T. Rowe Price Funds, the MFS Fund, the Federated Fund and the Alger American Fund. We will furnish you proper forms, materials, and reports to enable you to give us instructions if you choose.

The number of shares of an Eligible Portfolio for which you can give instructions is determined by dividing the Accumulation Value held in the corresponding subaccount by the net asset value of one share in such Eligible Portfolio. Fractional shares will be counted. Shares of an Eligible Portfolio held in a subaccount for which you have not given timely instructions and other shares held in a subaccount will be voted by us in the same proportion as those shares in that subaccount for which timely instructions are received. Voting instructions to abstain will be applied on a pro rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, we may vote shares of the Eligible Portfolios in our own right.

The separate account is not the only separate account that invests in the Eligible Portfolios. Other separate accounts, including those funding other variable annuity contracts, variable life policies and other insurance contracts and retirement plans, invest in some of the Eligible Portfolios. We do not believe this results in any disadvantages to you. However, there is a theoretical possibility that a material conflict of interest could arise with owners of variable life insurance policies funded by the separate account and owners of other variable annuity contracts whose values are allocated to other separate accounts investing in the Eligible Portfolios. There is also a theoretical possibility that a material conflict could arise between the interests of Contract Owners or owners of other contracts and the retirement plans which invest in the Eligible Portfolios or their participants. If a material conflict arises, we will take any necessary steps, including removing the Eligible Portfolio from the separate account, to resolve the matter. The Board of Directors of each Eligible Portfolio will monitor events in order to identify any material conflicts that may arise and determine what action, if any, to take in response to those events or conflicts. See the accompanying prospectuses for the Eligible Portfolios for more information.

The Funds

Each subaccount invests in shares of a corresponding Eligible Portfolio of the American National Fund, the Fidelity Funds, the T. Rowe Price Funds, the MFS Fund, the Federated Fund, and the Alger American Fund. The investment objectives and policies of each Eligible Portfolio are summarized below. You will be notified of and have an opportunity to instruct us how to vote on any proposed material change in the investment policy of any Eligible Portfolio in which you have an interest.

 . The American National Fund - currently has the following series or Portfolios, each of which is an Eligible Portfolio:

   . American National Money Market Portfolio ... seeks the highest current income consistent with the preservation of capital and maintenance of liquidity.

   . American National Growth Portfolio ... seeks to achieve capital appreciation.

   . American National Balanced Portfolio ... seeks to conserve principal, produce reasonable current income, and achieve long-term capital appreciation.

   . American National Equity Income Portfolio ... seeks to achieve growth of capital and/or current income.

   . American National Government Bond Portfolio ... seeks to provide as high a level of current income, liquidity, and safety of principal as is consistent with prudent investment risks through investment in a portfolio consisting primarily of securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities.

   . American National Small-Cap/Mid-Cap Portfolio ... seeks to provide long-term capital growth by investing primarily in stocks of small to medium-sized companies.

   . American National High Yield Bond Portfolio ... seeks to provide a high level of current income. As a secondary investment objective, the Portfolio seeks capital appreciation.

 . American National International Stock Portfolio ... seeks to obtain long-term growth of capital through investments primarily in the equity securities of established, non-U.S. companies.

Securities Management and Research, Inc. ("SM&R") is the American National Fund's investment adviser. SM&R also provides investment advisory and portfolio management services to us and to other clients. SM&R maintains a staff of experienced investment personnel and related support facilities.

 . The Fidelity Funds - currently have 13 series or Portfolios, the following five of which are Eligible Portfolios:

   . Fidelity Asset Manager Portfolio ... seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments.

   . Fidelity Index 500 Portfolio ... seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. The Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500. The Portfolio seeks to achieve a 98% or better correlation between its total return and the total return of the index.

   . Fidelity Contrafund Portfolio ... seeks long-term capital appreciation. The Portfolio normally invests primarily in common stocks. The Portfolio invests in securities of companies whose value the Portfolio believes is not fully recognized by the public.

   . Fidelity Asset Manager: Growth Portfolio ... seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

   . Fidelity Growth Opportunities Portfolio ... seeks to provide capital growth. The Portfolio normally invests its assets primarily in common stocks. The Portfolio may also invest in other types of securities, including bonds, which may be lower-quality debt securities.

The Fidelity Management & Research Company ("FMR") is the Fidelity Funds' investment adviser. FMR provides a number of mutual funds and other clients with investment research and portfolio management services. Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East), wholly-owned subsidiaries of FMR, provide research with respect to foreign securities. FMR maintains a large staff of experienced investment personnel and a full complement of related support facilities.

 . The T. Rowe Price Funds - currently have the following series or Portfolios, each of which are Eligible Portfolios:

   . T. Rowe Price Equity Income Portfolio ... seeks to provide substantial dividend income as well as long-term growth of capital through investments in common stocks of established companies. The Portfolio will normally invest at least 65% of its assets in the common stocks of well-established companies paying above-average dividends.

   . T. Rowe Price Mid-Cap Growth Portfolio ... seeks to achieve long term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. The Portfolio will invest at least 65% of its assets in a diversified portfolio of common stocks of mid-cap companies whose earnings are expected to grow at a faster rate than the average company. The Portfolio considers "mid-cap companies" as companies with market capitalization (number of shares outstanding multiplied by share price) between $300 million and $5 billion. Most of the Portfolio's assets will be invested in U. S. common stocks.

   . T. Rowe Price International Stock Portfolio ... seeks to provide long-term growth of capital through investments primarily in common stocks of established non-U.S. companies. The Portfolio expects to invest substantially all of the Portfolio's assets (with a minimum of 65%) in established companies beyond U.S. borders. The Portfolio's focus will typically be on large and, to a lesser extent, medium-sized companies.

   . T. Rowe Price Limited-Term Bond Portfolio ... seeks a high level of income consistent with modest price fluctuation by investing primarily in investment grade debt securities.

T. Rowe Price Associates, Inc. is responsible for selection and management of the Portfolio investments of T. Rowe Price Equity Securities and T. Rowe Price Fixed Income Securities. Rowe Price-Fleming International, Inc., a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited, is responsible for selection and management of the Portfolio investments of T. Rowe Price International Series.

 . The MFS Fund - currently has the following Portfolios, each of which are Eligible Portfolios:

   . MFS Capital Opportunities Portfolio ... seeks capital appreciation. Dividend income, if any, is a consideration incidental to the Portfolio's objective of capital appreciation. While the Portfolio's policy is to invest primarily in common stocks, it may seek appreciation in other types of securities such as fixed income securities (which may be unrated), convertible bonds, convertible preferred stocks and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. The Portfolio may invest in lower rated fixed income securities or comparable unrated securities.

  . MFS Emerging Growth Portfolio ... seeks to provide long-term growth of capital through investing primarily in common stocks of emerging growth companies, which involves greater risk than is customarily associated with investments in more established companies. The Portfolio may invest in a limited extent in lower rated fixed income securities or comparable unrated securities.

  . MFS Research Portfolio ... seeks to provide long-term growth of capital and future income by investing a substantial proportion of its assets in the common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth. No more than 5% of the Portfolio's convertible securities, if any, will consist of securities in lower rated categories or securities believed to be of similar quality to lower rated securities. The Portfolio may invest in a limited extent in lower rated fixed income securities or comparable unrated securities.

  . MFS Growth With Income Portfolio ... seeks to provide reasonable current income and long-term growth and income. Under normal market conditions, the Portfolio will invest at least 65% of its assets in common stocks or securities convertible into common stocks that are believed to have long-term prospects for growth and income. The Portfolio may also invest up to 75% of its net assets in foreign securities, which are not traded on an U.S. exchange.

Massachusetts Financial Service Company is responsible for selection and management of the Portfolio investments of the MFS Variable Series.

 . The Federated Fund - currently has the following Portfolios, each of which are Eligible Portfolios:

  . Federated Utility Fund II Portfolio ... seeks to achieve high current income and moderate capital appreciation. The Portfolio invests primarily in equity and debt securities of utility companies.

  . Federated Growth Strategies Portfolio ... seeks capital appreciation. The Portfolio invests at least 65% of its assets in equity securities of companies with prospects for above average growth in earnings and dividends.

  . Federated International Small Company Fund II Portfolio ... seeks long term growth of capital by investing primarily in equity securities of foreign companies that have a market capitalization at the time of purchase of $1.5 billion or less.

  . Federated High Income Bond Portfolio ... seeks high current income. The Portfolio invests in fixed income securities, which are lower rated corporate debt obligations, which are commonly referred to as "junk bonds." The risk in investing in junk bonds is described in the prospectus for the Federated Insurance Series, which should be read carefully before investing.

  . Federated Equity Income Fund II Portfolio ... seeks to provide above average income and capital appreciation by investing in income producing equity securities including common stocks, preferred stocks, and debt securities that are convertible into common stocks, in cash and cash items during times of unusual conditions to maintain liquidity. Cash items may include commercial paper, Europaper, certificates of deposit, obligations of the U.S. Government, repurchase agreements, and other short-term instruments.

Federated Advisors makes all investment decisions for the Federated Insurance Series, subject to direction by the Federated Insurance Series Trustees.

 . The Alger American Fund - currently has the following series or Portfolios, each of which is an Eligible Portfolio:

  . Alger American Small Capitalization Portfolio ... seeks long-term capital appreciation. It focuses on small, fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace.

  . Alger American Growth Portfolio ... seeks to achieve long-term capital appreciation. It focuses on growing companies that generally have broad product lines, markets, financial resources, and depth of management.

  . Alger American MidCap Growth Portfolio ... seeks long-term capital appreciation. It focuses on midsize companies with promising growth potential.

  . Alger American Leveraged AllCap Portfolio ... seeks to achieve long-term capital appreciation. Under normal circumstances, the Portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential. The Portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the Portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

  . Alger American Income & Growth Portfolio ... primarily seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation. The Portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those that the manager believes also offer opportunities for capital appreciation.

  . Alger American Balanced Portfolio ... seeks current income and long-term capital appreciation. It focuses on stocks of companies with growth potential and fixed-income securities, with emphasis on income-producing securities that appear to have some potential for capital appreciation.

Fred Alger Management, Inc. is the Alger American Fund's investment adviser. Fred Alger Management, Inc. also provides investment advisory and portfolio management services to us and to other clients. Fred Alger Management, Inc. maintains a staff of experienced investment personnel and related support facilities.

The accompanying prospectuses should be read in conjunction with this prospectus before investing and contain a full description of the above funds, their investment policies and restrictions, risks, charges and expenses and other aspects of their operation..

We have arrangements to provide services to certain Eligible Portfolios for which the advisor or distributor of such Portfolios pays us fees. The fees are based upon an annual percentage of the average aggregate net amount invested by us in such Eligible Portfolios. Some advisors or distributors pay us higher fees than others do.

The Eligible Portfolios and the mutual funds of which they are a part are sold only to separate accounts of insurance companies offering variable annuity and variable life insurance contracts and, in some cases, to certain qualified pension and retirement plans. The Eligible Portfolios and mutual funds are not sold to the general-public and should not be mistaken for other mutual funds offered by the same sponsor or that have similar names.

Changes in Investment Options

We may establish additional subaccounts which would invest in portfolios of other mutual funds chosen by us. We may also, from time to time, discontinue the availability of existing subaccounts. If we do, we may, by appropriate endorsement, make such changes to the Contract as we believe are necessary or appropriate. In addition, if a subaccount is discontinued, we may redeem shares in the corresponding Eligible Portfolio and substitute shares of another mutual fund. We will not do so, or make other changes, without prior notice to you and without complying with other applicable laws. Such laws may require approval by the SEC and the Texas Department of Insurance.

If we deem it to be in your best interest, and subject to any required approvals, we may combine the separate account with another of our separate accounts.

FEDERAL TAX MATTERS

Introduction

The following discussion is general in nature and is not intended as tax advice for each Contract Owner. It does not address the tax consequences resulting from all situations in which a Contract Owner may maintain such a Contract. Tax advice should be sought from a competent source prior to purchase. The discussion below is based on American National's understanding of the present federal tax law as currently interpreted by the Internal Revenue Service. No representation is made as to the continuation of present federal tax law or its current interpretation. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract.

Taxation of Annuities in General

Since a group unallocated Contract is not purchased directly by individuals, those portions of the Code relating to individual ownership of annuities are not applicable to the group unallocated Contract Owner. Certain provisions of section 72 of the Code would apply if the Contract Owner is a corporation or is not a natural person and the Contract is not maintained under a plan which has favorable tax treatment under the Code.

Qualified Contracts

The group unallocated Contract is designed for use with several types of qualifying Plans subject to Code sections 401 and 457. The tax rules applicable to such qualified Plans vary according to the type of Plan and the terms and conditions of the Plan itself. Plan Participants in qualified Plans may include business owners (both self-employed and stockholders) and their employees for whom pension and profit sharing plans have been established and government employees covered by a section 457 deferred compensation plan.

As a rule, Purchase Payments made by or for Plan Participants in qualified Plans are not subject to taxation at the time such payments are made in the Contract. In their capacity as Plan trustees or administrators, Contract Owners are responsible for the communication of appropriate information about the operation of the Plan and the tax consequences of making contributions to the Plan, purchasing this Contract under the Plan, and distributing Plan benefits. Distribution of benefits and tax withholding thereon is the sole responsibility of the Contract Owner. Adverse tax consequences may result if contributions, distributions, and other transactions with respect to the Contract do not comply with the law.

Corporate pension and profit-sharing plans under section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. A Contract Owner that uses the Contract in conjunction with a defined contribution plan under section 401(a) of the Code (which is also known as an

"individual account plan") is solely responsible for allocating the assets of the Contract with respect to participant's individual accounts.

Plans established under section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provide for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. Under a section 457 Plan, a participant may usually specify the form of investment in which his or her participation will be made. All such investments are, however, owned by and are subject to the claims of the general creditors of the non-governmental sponsoring employer. In general, all amounts received under a section 457 Plan are taxable and are subject to federal income tax withholding as wages.

Due to the complexity of the tax rules associated with the sponsorship and operation of qualified Plans, entities contemplating establishment of such Plans should seek advice from competent sources with respect to the responsibilities and obligations associated with such Plans.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment of the group unallocated Contract. We make no guarantee regarding the tax status of the Contract and do not intend the above discussion as tax advice.

PERFORMANCE

Performance information for the subaccounts may appear in reports and advertising to current and prospective Contract Owners. The performance information is based on historical investment experience of the subaccounts and the Eligible Portfolios and does not indicate or represent future performance.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment. Total return quotations reflect changes in Eligible Portfolio share prices, the automatic reinvestment by the separate account of all distributions and the deduction of applicable annuity charges (including any contingent deferred sales charges that would apply if a Contract Owner surrendered the Contract at the end of the period indicated). Quotations of total return may also be shown that do not take into account certain contractual charges such as a contingent deferred sales load. The total return percentage will be higher under this method than under the standard method described above.

A cumulative total return reflects performance over a stated period. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in a subaccount's returns, you should recognize that they are not the same as actual year-by-year results.

Some subaccounts may also advertise yield. These measures reflect the income generated by an investment in the subaccount over a specified period of time. This income is annualized and shown as a percentage. Yields do not take into account capital gains or losses or the contingent deferred sales load.

The American National Money Market subaccount may advertise their current and effective yield. Current yield reflects the income generated by an investment in the subaccount over a 7-day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested.

DISTRIBUTOR OF THE CONTRACT

Securities Management and Research, Inc. ("SM&R"), 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, our wholly-owned subsidiary, is the principal underwriter of the Contract. SM&R was organized under the laws of the State of Florida in 1964, is a registered broker/dealer, and is a member of the National Association of Securities Dealers.

SM&R's registered representatives selling a Contract will receive commissions from SM&R. After issuance of the Contract, broker-dealers will receive commissions aggregating up to 7% of the Purchase Payments. In addition, after the first Contract Year, broker-dealers who have distribution agreements with us may receive an annual commission of up to 0.50% of the Contract's Accumulation Value.

LEGAL MATTERS

Various matters of Texas law pertaining to the Contract, including the validity of the Contract and our right to issue the Contract under Texas insurance law, have been reviewed by Greer, Herz and Adams, LLP, General Counsel.

LEGAL PROCEEDINGS

The Company and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe at the present time no lawsuits are pending or threatened that are reasonably likely to have a material adverse impact on the separate account or us.

EXPERTS

The financial statements included in this prospectus and elsewhere in the registration statement, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

ADDITIONAL INFORMATION

A registration statement describing the Contracts has been filed with the Securities and Exchange Commission under the Securities Act of 1933. This Prospectus does not contain all information in the registration statement, to which reference is made for further information concerning us, the separate account, and the Contract offered hereby. Statements contained in this prospectus as to the terms of the Contract and other legal instruments are summaries. For a complete statement of such terms, reference is made to such instruments as filed.

FINANCIAL STATEMENTS

Our financial statements should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account. The financial statements can be found in the Statement of Additional Information.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                                           Page
The Contract.............................................................     3
Assignment...............................................................     3
Distribution of the Contract.............................................     3
Tax Matters..............................................................     3
Records and Reports......................................................     4
Performance..............................................................     4
Total Return.............................................................     4
Other Total Return.......................................................     5
Yields...................................................................     5
State Law Differences....................................................     6
Separate Account.........................................................     6
Termination of Participating Agreements..................................     7
Financial Statements.....................................................    12
Financials...............................................................    13

                      This page left blank intentionally.

                                    [LOGO]
                      AMERICAN NATIONAL INSURANCE COMPANY
                  One Moody Plaza Galveston, Texas 77550-7999

Group Unallocated Variable Annuity Contract
Statement of Additional Information
Issued by American National Insurance Company
Home Office  One Moody Plaza  Galveston TX 77550-7999
1-800-306-2959
Relating to the Prospectus dated August 11, 2000

Custodian

American National Insurance Company
One Moody Plaza
Galveston, Texas 77550-7999


Principal Distributor

Securities Management and Research, Inc.
2450 South Shore Boulevard, Suite 400
League City, Texas 77573


Independent Auditors

Arthur Andersen LLP
711 Louisiana, Suite 1300
Houston, Texas 77002-2786

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus for the Contract ("the Contract").

American National Variable Annuity Separate Account
Statement of Additional Information
August 11, 2000

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Group Unallocated Variable Annuity Contract offered by American National Insurance Company ("American National"). You may obtain a copy of the prospectus dated August 11, 2000, by calling 1-800-306-2959, or writing to American National Insurance Company, One Moody Plaza, Galveston, Texas 77550-7999. Terms used in the current prospectus for the Contract are incorporated in this Statement. All terms not specifically defined in this statement shall have the meaning set forth in the current prospectus.

Form 4872-SAI

TABLE OF CONTENTS

                                                                           Page
The Contract..............................................................    3
Assignment................................................................    3
Distribution of the Contract..............................................    3
Tax Matters...............................................................    3
Records and Reports.......................................................    4
Performance...............................................................    4
  Total Return............................................................    4
  Other Total Return......................................................    5
  Yields..................................................................    5
State Law Differences.....................................................    6
Separate Account..........................................................    6
Termination of Participating Agreements...................................    7
Financial Statements......................................................   12
Financials................................................................   13

The Contract

The following provides additional information about the Contract which supplements the description in the prospectus.

Assignment

The Contract may not be assigned

Distribution of the Contract

Subject to arrangements with American National, the Contract is sold as part of a continuous offering by independent broker-dealers who are members of the National Association of Security Dealers, Inc., and who become licensed to sell life insurance and variable annuities for American National. Pursuant to a Distribution and Administrative Services Agreement, Securities Management and Research, Inc. ("SM&R"), acts as the principal underwriter on behalf of American National for distribution of the Contract. Under the Agreement, SM&R is to use commercially reasonable efforts to sell the Contract through registered representatives. In connection with these sales activities, SM&R is responsible for:

 .    compliance with the requirements of any applicable state broker-dealer regulations and the Securities Exchange Act of 1934,

 .    keeping correct records and books of account in accordance with Rules 17a-3 and 17a-4 of the Securities Exchange Act,

 .    training agents of American National for the sale of Contracts, and

 .    forwarding all Purchase Payments under the Contracts directly to American
     National.

SM&R is not entitled to any renumeration for its services as underwriter under the Distribution and Administrative Services Agreement; however, SM&R is entitled to reimbursement for all reasonable expenses incurred in connection with its duties as underwriter.

Tax Matters

Diversification Requirements. The Code requires that the investments underlying a separate account be "adequately diversified" in order for contracts to be treated as annuities for federal income tax purposes. We intend that the separate account, through the Eligible Portfolios, will satisfy these diversification requirements.

In certain circumstances, owners of variable annuity contracts may be considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners would be currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of a Contract Owner to allocate Purchase Payments and transfer Accumulation Value, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Contract Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent a Contract Owner from being treated as the owner of the separate account assets supporting a Contract.

Records and Reports

Reports concerning each Contract will be sent annually to each Contract Owner. Contract Owners will additionally receive annual and semiannual reports concerning the underlying funds and annual reports concerning the separate account. Contract Owners will also receive confirmations of receipt of Purchase Payments, changes in allocation of Purchase Payments and transfer of Accumulation Units.

Performance

Performance information for any subaccount may be compared, in reports and advertising to:

 .  the Standard & Poor's 500 Composite Stock Price Index ("S & P 500"),

 .  Dow Jones Industrial Average ("DJIA"),

 .  Donoghue's Money Market Institutional Averages;

 . other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Lehman-Brothers, Morningstar, or the Variable Annuity Research and Data Service, widely used independent research firms which rank mutual funds and other investment companies by overall performance, investment objectives, and assets, and

 . the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Contact.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges and investment management costs.

Total returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration. Reports and advertising may also contain other information including:

 . the ranking of any subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Series or by rating services, companies, publications or other persons who rank separate accounts or other investment products on overall performance or other criteria, and

 . the effect of tax deferred compounding on a subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

Total Return

Total return quoted in advertising reflects all aspects of a subaccount's return, including the automatic reinvestment by the separate account of all distributions and any change in the subaccount's value over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the subaccount over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the subaccount's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a subaccount.

Average annual total returns are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the withdrawal value, in accordance with the following formula:

P(1+T)/n/ = ERV

where P is a hypothetical investment payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the periods shown. Since the Contract is intended as a long-term product, the average annual total returns assume that no money was withdrawn from the Contract prior to the end of the period.

In addition to average annual returns, the subaccounts may advertise unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period.

From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date the separate account commenced operations. Such performance information for the subaccounts will be calculated based on the performance of the Eligible Portfolios and the assumption that the subaccounts were in existence for the same periods as those indicated for the Eligible Portfolios, with the level of Contract charges currently in effect.

Other Total Return

From time to time, sales literature or advertisements may also quote average annual total returns that do not reflect the Surrender Charge. These are calculated in exactly the same way as the average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts surrendered. Sales literature or advertisements may also quote average annual total returns for periods prior to the date the Separate Account commenced operations, calculated based on the performance of the Eligible Portfolios and the assumption that the subaccounts were in existence for the same periods as those indicated for the Eligible Portfolios, with the level of Contract charges currently in effect except for the Surrender Charge.

Yields

Some subaccounts may also advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the subaccount over a stated period of time, not taking into account capital gains or losses.
Yields are annualized and stated as a percentage. Yields do not reflect the impact of any contingent deferred sales load. Yields quoted in advertising may be based on historical seven-day periods. Current yield of a money market subaccount will reflect the income generated over a 7-day period. Current yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical account having one Accumulation Unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The resulting yield figure will be carried to the nearest hundredth of a percent. Effective yield for a money market subaccount is calculated in a similar manner to current yield except that investment income is assumed to be reinvested throughout the year at the 7-day rate. Effective yield is obtained by taking the base period returns as computed above, and then compounding the base period return by adding 1, raising the sum to a power equal to (365/7) and subtracting one from the result, according to the formula

Effective Yield = [(Base Period Return +1)/365/7/] - 1.

Since the reinvestment of income is assumed in the calculation of effective yield, it will generally be higher than current yield.

A 30-day yield for bond subaccounts will reflect the income generated by a subaccount over a 30-day period. Yield will be computed by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per Accumulation Unit on the last day of the period, according to the following formula:

Yield = 2[((a - b)/cd + 1)/6/ - 1]

where a = net investment income earned by the applicable Portfolio, b = expenses for the period including expenses charged to the Contract Owner accounts, c = the average daily number of Accumulation Units outstanding during the period, and d = the maximum offering price per Accumulation Unit on the last day of the period.

State Law Differences

Differences in state laws may require American National to offer a Contract in one or more states which is more favorable to a Contract Owner than that offered in other states.

Separate Account

The separate account will purchase and redeem shares of the Eligible Portfolios at net asset value. The net asset value of a share is equal to the total assets of the Portfolio less the total liabilities of the Portfolio divided by the number of shares outstanding.

American National will redeem shares in the Eligible Portfolios as needed to:

 .  collect charges,

 .  pay surrenders, or

 .  provide benefits.

Any dividend or capital gain distribution received from an Eligible Portfolio will be reinvested immediately at net asset value in shares of that Eligible Portfolio and retained as assets of the corresponding subaccount.

The separate account may include subaccounts that are not available under the Contract. American National may from time to time discontinue the availability of some of the subaccounts. If the availability of a subaccount is discontinued, American National may redeem any shares in the corresponding Eligible Portfolio and substitute shares of another registered open-end management company.

American National may also establish additional subaccounts. Each new subaccount would correspond to a portfolio of a registered, open-end management company. American National would establish the terms upon which existing Contract Owners could purchase units of a new subaccount.

If any of these substitutions or changes is made, American National may change the Contract by sending an endorsement. American National may:

 .  operate the separate account as a management company,

 .  de-register the separate account if registration is no longer required,

 .  combine the separate account with other separate accounts,

 . restrict or eliminate any voting rights associated with the separate account, or

 . transfer the assets of the separate account relating to the Contracts to another separate account.

American National would, of course, not make any changes to the menu of Eligible Portfolios or to the separate account without complying with applicable laws and regulations. Such laws and regulations may require notice to and approval from the Contract Owners, the SEC, and state insurance regulatory authorities.

Termination of Participation Agreements

The participation agreements pursuant to which the funds sell their shares to the separate account contain varying provisions regarding termination. The following generally summarizes those provisions.

The American National Fund

The participation agreement for the American National Fund provides for termination:

 .  upon sixty days advance written notice by any party,

 . by American National if any of the American National Fund's shares are not reasonably available to meet the requirements of the Contracts,

 . by American National if any of the shares of the American National Fund are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes use of such shares as the underlying investment medium of the Contracts,

 . by American National upon the requisite vote of the Contract Owners having an interest in a particular subaccount to substitute the shares of another investment company for the corresponding American National Fund shares, or

 . by American National upon institution of formal proceedings against the American National Fund by the SEC.

The Fidelity Funds

All participation agreements for the Fidelity Funds provide for termination:

 .  upon sixty days advance written notice by any party,

 .  by American National with respect to any Fidelity Portfolio if American
   National determines that shares of such Fidelity Portfolio are not reasonably available to meet the requirements of the Contracts,

 . by American National with respect to any Fidelity Portfolio if any of the shares of such Fidelity Portfolio are not registered, issued, or sold in accordance with applicable state or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts,

 .  by American National with respect to any Fidelity Portfolio if such Fidelity
   Portfolio ceases to be qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code (the "Code"), or if American National reasonably believes the Fidelity Funds may fail to so qualify,

 .  by American National with respect to any Fidelity Portfolio if such Fidelity
   Portfolio fails to meet the diversification requirements specified in the Fidelity participation agreement,

 . by the Fidelity Funds or the underwriter, upon a determination by either, that American National has suffered a material adverse change in its business, operations, financial condition, or prospects, or is the subject of material adverse publicity,

 . by American National upon a determination by American National that either the Fidelity Funds or the underwriter has suffered a material adverse change in its business, operations, financial condition, or prospects, or is the subject of material adverse publicity,

 .  by the Fidelity Funds or the underwriter forty-five days after American
   National gives the Fidelity Funds and the underwriter written notice of American National's intention to make another investment company available as a funding vehicle for the Contracts, if at the time such notice was given, no other notice of termination of the Fidelity participation agreement was then outstanding, or

 . upon a determination that a material irreconcilable conflict exists between the interests of the Contract Owners and other investors in the Fidelity Funds or between American National's interests in the Fidelity Funds and the interests of other insurance companies invested in the Fidelity Funds.

The T. Rowe Price Funds

This participation agreement provides for termination:

 .  upon six months advance written notice by any party,

 .  by American National with respect to any T. Rowe Price Portfolio if American
   National determines that shares of such T. Rowe Price Portfolio are not reasonably available to meet the requirements of the Contracts,

 . by American National with respect to any T. Rowe Price Portfolio if any of the shares of such T. Rowe Price Portfolio are not registered, issued, or sold in accordance with applicable state or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts,

 . by the T. Rowe Price Funds or the underwriter upon the institution of formal proceedings against American National by the SEC, NASD, or any other regulatory body regarding American National's duties under the T. Rowe Price participation agreement or related to the sale of the Contracts, the operation of the separate account, or the purchase of T. Rowe Price Funds shares, if the T. Rowe Price Funds or the underwriter determines that such proceedings will have a material adverse effect on American National's ability to perform under the T. Rowe Price participation agreement,

 .  by American National upon the institution of formal proceedings against the
   T. Rowe Price Funds or the underwriter by the SEC, NASD, or any other regulatory body, if American National determines that such proceedings will have a material adverse effect upon the ability of the T. Rowe Price Funds or the underwriter to perform its obligations under the T. Rowe Price participation agreement,

 .  by American National with respect to any T. Rowe Price Portfolio if such T.
   Rowe Price Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Code, or if American National reasonably believes the T. Rowe Price Funds may fail to so qualify,

 .  by American National with respect to any T. Rowe Price Portfolio if such T.
   Rowe Price Portfolio fails to meet the diversification requirements specified in the T.

   Rowe Price participation agreement, or American National reasonably believes the T. Rowe Price Portfolio may fail to so comply,

 . by the T. Rowe Price Funds or the underwriter, upon a determination by either, that American National has suffered a material adverse change in its business, operations, financial condition, or prospects, or is the subject of material adverse publicity,

 . by American National upon a determination by American National that either the T. Rowe Price Funds or the underwriter has suffered a material adverse change in its business, operations, financial condition, or prospects, or is the subject of material adverse publicity,

 .  by the T. Rowe Price Funds or the underwriter sixty days after American
   National gives the T. Rowe Price Funds and the underwriter written notice of American National's intention to make another investment company available as a funding vehicle for the Contracts if at the time such notice was given, no other notice of termination of the T. Rowe Price participation agreement was then outstanding, or

 . upon a determination that a material irreconcilable conflict exists between the Contract Owners and other investors in the T. Rowe Price Funds or between American National's interests in the T. Rowe Price Funds and interests of other insurance companies invested in the T. Rowe Price Funds.

The Federated Fund

This participation agreement provides for termination:

 .  upon one hundred eighty days advance written notice by any party,

 . at American National's option if American National determines that shares of the Federated Portfolios are not reasonably available to meet the requirements of the Contracts,

 . at the option of the Federated Fund or the underwriter upon the institution of formal proceedings against American National by the SEC, NASD, or any other regulatory body regarding American National's duties under the Federated participation agreement or related to the sale of the Contracts, the operation of the separate account, or the purchase of Federated Fund shares,

 . at American National's option upon the institution of formal proceedings against the Federated Fund or the underwriter by the SEC, NASD, or any other regulatory body,

 . upon a requisite vote of the Contract Owners to substitute shares of another fund for shares of the Federated Fund,

 . if any of the shares of a Federated Portfolio are not registered, issued, or sold in accordance with applicable state or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts,

 . upon a determination by the Federated Fund that an irreconcilable conflict exists between the Contract Owners and other investors in the Federated Fund or between American National's interests in the Federated Fund and the interests of other insurance companies invested in the Federated Fund,

 . at American National's option if the Federated Fund or a Federated Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Code, or

 . at American National's option if the Federated Fund or a Federated Portfolio fails to meet the diversification requirements specified in the Federated participation agreement.

The MFS Fund

This participation agreement provides for termination:

 .  upon six months advance written notice by any party,

 . at American National's option to the extent the shares of any MFS Portfolio are not reasonably available to meet the requirements of the Contracts or are not "appropriate funding vehicles" for the Contracts, as determined by American National,

 . at the option of the MFS Fund or the underwriter upon the institution of formal proceedings against American National by the SEC, NASD, or any other regulatory body regarding American National's duties under the MFS participation agreement or related to the sale of the Contracts, the operation of the separate account, or the purchase of shares of the MFS Fund,

 . at American National's option upon the institution of formal proceedings against the MFS Fund by the SEC, NASD, or any other regulatory body regarding the MFS Fund's or the underwriter's duties under the MFS participation agreement or related to the sale of shares of the MFS Fund,

 . at the option of any party upon receipt of any necessary regulatory approvals or the vote of the Contract Owners to substitute shares of another fund for the shares of the MFS Fund, provided American National gives the MFS Fund and the underwriter thirty days advance written notice of any proposed vote or other action taken to replace the shares of the MFS Fund,

 . by the MFS Fund or the underwriter upon a determination by either that American National has suffered a material adverse change in its business, operations, financial condition, or prospects, or is the subject of material adverse publicity,

 .  by American National upon a determination by American National that the MFS
   Fund or the underwriter has suffered a material adverse change in its business, operations, financial condition, or prospects, or is the subject of material adverse publicity,

 . at the option of any party, upon another party's material breach of any provision of the MFS participation agreement, or

 . upon assignment of the MFS participation agreement, unless made with the written consent of the parties to the MFS participation agreement.

The Alger American Fund

This participation agreement provides for termination:

 .  upon six months advance written notice by any party,

 .  at American National's option to the extent the shares of any Alger American
   Portfolio are not reasonably available to meet the requirements of the Contracts or are not "appropriate funding vehicles" for the Contracts, as determined by American National,

 . at the option of the Alger American Fund or the underwriter upon the institution of formal proceedings against American National by the SEC, NASD, or any other regulatory body regarding American National's duties under the Alger American participation agreement or related to the sale of the Contracts, the operation of the separate account, or the purchase of shares of the Alger American Fund,

 . at American National's option upon the institution of formal proceedings against the Alger American Fund by the SEC, NASD, or any other regulatory body regarding the Alger American Fund's or the underwriter's duties under the Alger American participation agreement or related to the sale of shares of the Alger American Fund,

 . at the option of any party upon receipt of any necessary regulatory approvals or the vote of the Contract Owners to substitute shares of another fund for the shares of the Alger American Fund, provided American National gives the Alger American Fund and the underwriter thirty days advance written notice of any proposed vote or other action taken to replace the shares of the Alger American Fund,

 . by the Alger American Fund or the underwriter upon a determination by either that American National has suffered a material adverse change in its business, operations, financial condition, or prospects, or is the subject of material adverse publicity,

 .  by American National upon a determination by American National that the Alger
   American Fund or the underwriter has suffered a material adverse change in its business, operations, financial condition, or prospects, or is the subject of material adverse publicity,

 . at the option of any party, upon another party's material breach of any provision of the Alger American participation agreement, or

 . upon assignment of the Alger American participation agreement, unless made with the written consent of the parties to the Alger American participation agreement.

Financial Statements

The financial statements of American National should be considered only as bearing on the ability of American National to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

Report of Independent Public Accountants

To the Stockholders and Board of Directors,

American National Insurance Company

We have audited the accompanying consolidated statements of financial position of American National Insurance Company and subsidiaries (the Company) as of December 31, 1999 and 1998, and the related consolidated statements of income, changes in stockholders' equity and cash flows for each of the three years in the period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American National Insurance Company and subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Houston, Texas

February 11, 2000

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except for per share data)

-------------------------------------------------------------------------------------------------------------------

                                                                                 1999          1998         1997
-------------------------------------------------------------------------------------------------------------------
PREMIUMS AND OTHER REVENUE
     Premiums
         Life ...........................................................    $ 300,326     $ 295,207     $ 298,351
         Annuity.........................................................       41,704        45,079        50,622
         Accident and health.............................................      396,072       393,602       378,621
         Property and casualty...........................................      392,576       354,820       312,987
     Other policy revenues...............................................      100,258       105,041        99,930
     Net investment income...............................................      473,949       475,242       472,895
     Gain from sale of investments.......................................      149,061        49,768       103,320
     Other income........................................................       35,668        25,906        23,178
-------------------------------------------------------------------------------------------------------------------
         Total revenues..................................................    1,889,614     1,744,665     1,739,904
-------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
     Death and other benefits:
         Life ...........................................................      218,109       217,122       217,433
         Annuity.........................................................       45,464        41,888        29,422
         Accident and health.............................................      290,846       289,553       280,376
         Property and casualty...........................................      311,723       280,036       233,887
     Increase (decrease) in liability for future policy benefits:
         Life ...........................................................       15,546        13,304        13,267
         Annuity.........................................................        9,748        21,831        37,747
         Accident and health.............................................        4,787          (262)       (4,862)
     Interest credited to policy account balances........................      117,411       126,914       134,813
     Commissions for acquiring and servicing policies....................      264,808       247,015       239,633
     Other operating costs and expenses..................................      210,877       199,294       176,988
     Increase (decrease) in deferred policy acquisition costs,
          net of amortization............................................       (2,188)        9,795       (12,267)
     Taxes, licenses and fees............................................       33,744        32,334        29,778
-------------------------------------------------------------------------------------------------------------------
         Total benefits and expenses.....................................    1,520,875     1,478,824     1,376,215
-------------------------------------------------------------------------------------------------------------------

INCOME FROM OPERATIONS BEFORE EQUITY
  IN EARNINGS OF UNCONSOLIDATED AFFILIATES
  AND FEDERAL INCOME TAXES...............................................      368,739       265,841       363,689

EQUITY IN EARNINGS OF UNCONSOLIDATED AFFILIATES..........................       19,942         8,048         9,333
-------------------------------------------------------------------------------------------------------------------
GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES.........................      388,681       273,889       373,022

PROVISION (BENEFIT) FOR FEDERAL INCOME TAXES
     Current.............................................................      132,128        77,707       134,271
     Deferred............................................................      (10,060)       (1,216)       (9,606)
-------------------------------------------------------------------------------------------------------------------

NET INCOME...............................................................    $ 266,613     $ 197,398     $ 248,357
===================================================================================================================

NET INCOME PER COMMON SHARE - BASIC AND DILUTED..........................    $   10.07     $    7.45     $    9.38
===================================================================================================================

See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
(In thousands)

-------------------------------------------------------------------------------------------------------------------
                                                                                              December 31,
-------------------------------------------------------------------------------------------------------------------
                                                                                        1999              1998
-------------------------------------------------------------------------------------------------------------------
ASSETS
     Investments, other than investments in unconsolidated affiliates
         Debt securities:
              Bonds held-to-maturity, at amortized cost...........................  $ 3,636,786        $ 3,565,974
              Bonds available-for-sale, at market.................................      838,161            720,818
         Marketable equity securities, at market:
              Preferred stocks....................................................       39,752             41,664
              Common stocks.......................................................      963,337          1,051,926
         Mortgage loans on real estate............................................    1,033,330          1,025,683
         Policy loans.............................................................      293,287            296,109
         Investment real estate, net of
           accumulated depreciation of $110,658 and $109,415......................      251,529            238,714
         Short-term investments...................................................       95,352             90,368
         Other invested assets....................................................      102,001            112,207
-------------------------------------------------------------------------------------------------------------------
              Total investments...................................................    7,253,535          7,143,463
     Cash.........................................................................       14,376             22,228
     Investments in unconsolidated affiliates.....................................      119,372            120,098
     Accrued investment income....................................................      110,161            104,405
     Reinsurance ceded receivables................................................      104,216             65,667
     Prepaid reinsurance premiums.................................................      194,969            171,116
     Premiums due and other receivables...........................................       96,703             91,518
     Deferred policy acquisition costs............................................      758,796            731,703
     Property and equipment, net..................................................       50,132             40,860
     Other assets.................................................................      103,443             94,302
     Separate account assets......................................................      284,823            230,292
-------------------------------------------------------------------------------------------------------------------
              TOTAL ASSETS........................................................  $ 9,090,526        $ 8,815,652
===================================================================================================================
LIABILITIES
     Policyholder funds
         Future policy benefits:
              Life................................................................  $ 1,872,066        $ 1,853,759
              Annuity.............................................................      186,650            175,637
              Accident and health.................................................       64,901             60,113
         Policy account balances..................................................    2,283,428          2,324,310
         Policy and contract claims...............................................      403,984            359,953
         Other policyholder funds.................................................      557,103            510,130
-------------------------------------------------------------------------------------------------------------------
              Total policyholder liabilities......................................    5,368,132          5,283,902
     Current federal income taxes.................................................        9,218            (20,515)
     Deferred federal income taxes................................................      221,341            259,243
     Other liabilities............................................................      143,866            148,118
     Separate account liabilities.................................................      284,823            230,292
-------------------------------------------------------------------------------------------------------------------
              TOTAL LIABILITIES...................................................    6,027,380          5,901,040
-------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY
     Capital stock................................................................       30,832             30,832
     Additional paid-in capital...................................................          211                211
     Accumulated other comprehensive income.......................................      254,820            299,176
     Retained earnings............................................................    2,880,010          2,687,120
     Treasury stock, at cost......................................................     (102,727)          (102,727)
-------------------------------------------------------------------------------------------------------------------
              TOTAL STOCKHOLDERS' EQUITY..........................................    3,063,146          2,914,612
-------------------------------------------------------------------------------------------------------------------
              TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY..........................  $ 9,090,526        $ 8,815,652
===================================================================================================================

See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
(In thousands, except for per share data)
------------------------------------------------------------------------------------------------------------------------------------

                                                                             Accumulated
                                                                Additional      Other
                                                        Capital   Paid-In   Comprehensive   Retained      Treasury
                                                         Stock    Capital      Income       Earnings        Stock         Total
------------------------------------------------------------------------------------------------------------------------------------
BALANCE DECEMBER 31, 1996                             $ 30,832    $ 211     $ 163,352    $ 2,382,238    $ (102,727)   $ 2,473,906

   Comprehensive income (net of taxes):
      Net income                                                                             248,357                      248,357
      Change in unrealized gains
         on marketable securities                                              52,531                                      52,531
                                                                                                                          -------
            Comprehensive income                                                                                          300,888

   Dividends to stockholders
      ($2.62 per share)                                                                      (69,377)                     (69,377)
----------------------------------------------------------------------------------------------------------------------------------

BALANCE DECEMBER 31, 1997                             $ 30,832    $ 211     $ 215,883    $ 2,561,218    $ (102,727)   $ 2,705,417

   Comprehensive income (net of taxes):
      Net income                                                                             197,398                      197,398
      Change in unrealized gains
         on marketable securities                                              83,293                                      83,293
                                                                                                                          -------
            Comprehensive income                                                                                          280,691

   Dividends to stockholders
      ($2.70 per share)                                                                      (71,496)                     (71,496)
----------------------------------------------------------------------------------------------------------------------------------

BALANCE DECEMBER 31, 1998                             $ 30,832    $ 211     $ 299,176    $ 2,687,120    $ (102,727)   $ 2,914,612

   Comprehensive income (net of taxes):
      Net income                                                                             266,613                      266,613
      Change in unrealized gains
         on marketable securities                                             (44,328)                                    (44,328)
      Foreign exchange adjustments                                                (28)                                        (28)
                                                                                                                          -------
            Comprehensive income                                                                                          222,257

   Dividends to stockholders
      ($2.78 per share)                                                                      (73,723)                     (73,723)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE DECEMBER 31, 1999                             $ 30,832    $ 211     $ 254,820    $ 2,880,010    $ (102,727)   $ 3,063,146
====================================================================================================================================


See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                 1999          1998         1997
----------------------------------------------------------------------------------------------------------------------------------

OPERATING ACTIVITIES
     Net income...........................................................................   $ 266,613     $ 197,398     $ 248,357
     Adjustments to reconcile net income to net cash
       provided by operating activities:
         Increase in liabilities for policyholders' funds.................................     125,112       120,343       146,466
         Charges to policy account balances...............................................    (101,739)     (105,111)      (98,959)
         Interest credited to policy account balances.....................................     117,411       126,914       135,478
         Deferral of policy acquisition costs.............................................    (141,450)     (140,707)     (151,891)
         Amortization of deferred policy acquisition costs................................     135,385       149,116       138,710
         Deferred federal income tax benefit..............................................     (10,060)       (1,216)       (9,606)
         Depreciation.....................................................................      19,598        17,351        20,454
         Accrual and amortization of discounts and premiums...............................     (15,183)      (13,993)       (7,777)
         Gain from sale of investments....................................................    (149,061)      (49,768)     (103,320)
         Equity in earnings of unconsolidated affiliates..................................     (19,942)       (8,048)       (9,333)
         Increase in premiums receivable..................................................      (5,185)       (7,243)      (15,023)
         Increase in accrued investment income............................................      (5,756)       (2,044)       (4,478)
         Capitalization of interest on policy and mortgage loans..........................     (17,099)      (15,365)      (14,475)
         Other changes, net...............................................................     (25,883)      (98,634)      (32,991)

----------------------------------------------------------------------------------------------------------------------------------
              Net cash provided by operating activities...................................     172,761       168,993       241,612
----------------------------------------------------------------------------------------------------------------------------------

INVESTING ACTIVITIES
     Proceeds from sale or maturity of investments:

         Bonds............................................................................     257,398       316,067       196,807
         Stocks...........................................................................     374,615       247,951       331,679
         Real estate......................................................................      32,921        33,186        89,448
         Other invested assets............................................................      96,670           171         5,706
     Principal payments received on:
         Mortgage loans...................................................................     176,394       154,333       168,603
         Policy loans.....................................................................      37,594        42,093        40,207
     Purchases of investments:
         Bonds............................................................................    (508,205)     (373,401)     (424,721)
         Stocks...........................................................................    (160,465)     (237,868)     (279,690)
         Real estate......................................................................     (29,124)       (7,462)       (1,537)
         Mortgage loans...................................................................    (146,513)      (35,420)     (151,471)
         Policy loans.....................................................................     (22,461)      (24,034)      (23,023)
         Other invested assets............................................................    (137,683)      (79,081)      (15,250)
     Decrease (increase) in short-term investments, net...................................      (4,984)       36,418      (121,262)
     Decrease (increase) in investment in unconsolidated affiliates, net..................         726       (19,210)       (4,281)
     Increase in property and equipment, net..............................................     (17,219)      (14,188)      (11,227)
----------------------------------------------------------------------------------------------------------------------------------
              Net cash provided by (used in) investing activities.........................     (50,336)       39,555      (200,012)
----------------------------------------------------------------------------------------------------------------------------------

FINANCING ACTIVITIES
     Policyholders' deposits to policy account balances...................................     309,885       289,654       391,607
     Policyholders' withdrawals from policy account balances..............................    (366,439)     (409,975)     (371,878)
     Dividends to stockholders............................................................     (73,723)      (71,496)      (69,377)
----------------------------------------------------------------------------------------------------------------------------------
              Net cash used in financing activities.......................................    (130,277)     (191,817)      (49,648)
----------------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN CASH...........................................................      (7,852)       16,731        (8,048)
     Cash:
         Beginning of the year............................................................      22,228         5,497        13,545
----------------------------------------------------------------------------------------------------------------------------------
         End of the year..................................................................    $ 14,376      $ 22,228       $ 5,497
==================================================================================================================================

See accompanying notes to consolidated financial statements.

(1)  NATURE OF OPERATIONS

American National Insurance Company (American National) is a multiple line insurance company offering a broad line of insurance coverages, including individual and group life, health, and annuities; personal lines property and casualty; and credit insurance. In addition, through its subsidiaries, American National offers mutual funds and invests in real estate. The majority (99%) of revenues is generated by the insurance business. With the exception of New York, business is conducted in all states, as well as Puerto Rico, Guam and American Samoa. American National is also authorized to sell its products to American military personnel in Western Europe and, through subsidiaries, business is conducted in Mexico. Various distribution systems are utilized, including home service, multiple line ordinary, group brokerage, credit, independent third party marketing organizations and direct sales to the public.

American National's insurance subsidiaries are American National Life Insurance Company of Texas (ANTEX), Garden State Life Insurance Company, Standard Life and Accident Insurance Company, American National Property and Casualty Company (ANPAC), American National General Insurance Company (ANGIC), American National Lloyds Insurance Company (ANPAC Lloyds) and American National de Mexico. The major non-insurance subsidiaries are Securities Management and Research, Inc., Comprehensive Investment Services, Inc., Alternative Benefit Management, Inc., ANTAC, Inc. and ANREM Corporation. As part of its investment portfolio, American National also owns interests in unconsolidated affiliates, primarily real estate and equity fund joint ventures and partnerships.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

Principles of consolidation and basis of presentation--The consolidated financial statements include the accounts of American National Insurance Company and its wholly owned subsidiaries. All significant intercompany transactions have been eliminated in consolidation. Investments in unconsolidated affiliates are shown at cost plus equity in undistributed earnings since the dates of acquisition.

The consolidated financial statements have been prepared on the basis of Generally Accepted Accounting Principles (GAAP) which, for the insurance companies, differs from the basis of accounting followed in reporting to insurance regulatory authorities. (See Note 14.)

Certain reclassifications have been made to the 1998 and 1997 financial information to conform to the 1999 presentation.

Use of estimates--The preparation of financial statements in conformity with Generally Accepted Accounting Principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Recent Accounting Pronouncements

Reporting comprehensive income--Effective January 1, 1998, American National adopted FAS No. 130, "Reporting Comprehensive Income." This statement establishes standards for presenting comprehensive income and its components prominently in the financial statements. The 1997 amounts have been restated to comply with this requirement.

American National has elected to display comprehensive income as part of the consolidated statements of changes in stockholders' equity. Additional information regarding the components of comprehensive income is reported in Note 11.

Disclosures about segments of an enterprise and related information--Effective January 1, 1998, American National adopted FAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." This statement establishes standards for presenting information about operating segments in financial statements. The statement requires disclosure of information on operating segments that are evaluated regularly by the chief operating decision maker in deciding how to allocate resources and assess performance. It also establishes standards for related disclosures about products and services, geographic areas and major customers. The adoption of this standard had no effect on American National's financial position or results from operations. The segment disclosures are presented in Note 13. The 1997 amounts have been restated to comply with this requirement.

Pension and other postretirement benefit disclosures--As of December 31, 1998, American National adopted FAS No. 132 "Employers' Disclosures about Pensions and Other Postretirement Benefits." This statement establishes revised standards for disclosures about pensions and other postretirement benefit plans. The adoption of this new standard had no effect on American National's financial position or results from operations. The retirement benefits disclosures are presented in
Note 15.

Accounting for derivative instruments--FAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended by FAS No. 137, is effective for all quarters of all fiscal years beginning after June 15, 2000. This statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The statement requires that entities recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value.

American National intends to adopt FAS No. 133, as amended, on January 1, 2001. Management believes that the adoption of FAS No. 133 will not have a significant effect on American National's financial position or results from operations.

Investments

Debt securities--Bonds that are intended to be held-to-maturity are carried at amortized cost. The carrying value of these debt securities is expected to be realized, due to American National's ability and intent to hold these securities until maturity.

Bonds held as available-for-sale are carried at market.

Preferred stocks--All preferred stocks are classified as available-for-sale and are carried at market.

Common stocks-- All common stocks are classified as available-for-sale and are carried at market.

Unrealized gains--For all investments carried at market, the unrealized gains or losses (differences between amortized cost and market value), net of applicable federal income taxes, are reflected in stockholders' equity as a component of accumulated other comprehensive income.

Mortgage loans--Mortgage loans on real estate are carried at amortized cost, less allowance for valuation impairments.

The mortgage loan portfolio is closely monitored through the review of loan and property information, such as debt service coverage, annual operating statements and property inspection reports. This information is evaluated in light of current economic conditions and other factors, such as geographic location and property type. As a result of this review, impaired loans are identified and valuation allowances are established. Impaired loans are loans where, based on current information and events, it is probable that American National will be unable to collect all amounts due according to the contractual terms of the loan agreement.

Policy loans--Policy loans are carried at cost.

Investment real estate--Investment real estate is carried at cost, less allowance for depreciation and valuation impairments. Depreciation is measured over the estimated useful lives of the properties (15 to 50 years) using straight-line and accelerated methods.

American National's real estate portfolio is closely monitored through the review of operating information and periodic inspections. This information is evaluated in light of current economic conditions and other factors, such as geographic location and property type. As a result of this review, if there is any indication of an adverse change in the economic condition of a property, a complete cash flow analysis is performed to determine whether or not an impairment allowance is necessary. If a possible impairment is indicated, the fair market value of the property is estimated using a variety of techniques, including cash flow analysis, appraisals and comparison to the values of similar properties. If the book value is greater than the estimated fair market value, an impairment allowance is established.

Short-term investments--Short-term investments (primarily commercial paper) are carried at amortized cost.

Other invested assets--Other invested assets are carried at cost, less allowance for valuation impairments. Valuation allowances for other invested assets are considered on an individual basis in accordance with the same procedures used for investment real estate.

Investment valuation allowances and impairments--Investment valuation allowances are established for other than temporary impairments of mortgage loans, real estate and other assets in accordance with the policies established for each class of asset. The increase in the valuation allowances is reflected in current period income as a realized loss.

Management believes that the valuation allowances are adequate. However, it is possible that a significant change in economic conditions in the near term could result in losses exceeding the amounts established.

Cash and cash equivalents

American National considers cash on-hand and in-banks plus amounts invested in money market funds as cash for purposes of the consolidated statements of cash flows.

Investments in unconsolidated affiliates

These assets are primarily investments in real estate and equity fund joint ventures, and are accounted for under the equity method of accounting.

Property and equipment

These assets consist of buildings occupied by the companies, electronic data processing equipment, and furniture and equipment. These assets are carried at cost, less accumulated depreciation. Depreciation is measured using straight-line and accelerated methods over the estimated useful lives of the assets (3 to 50 years).

Foreign currencies

Assets and liabilities recorded in foreign currencies are translated at the exchange rate on the balance sheet date. Revenue and expenses are translated at average rates of exchange prevailing during the year. Translation adjustments resulting from this process are charged or credited to other accumulated comprehensive income.

Insurance specific assets and liabilities

Deferred policy acquisition costs--Certain costs of acquiring new insurance business have been deferred. For life, annuity and accident and health business, such costs consist of inspection report and medical examination fees, commissions, related fringe benefit costs and the cost of insurance in force gained through acquisitions. The amount of commissions deferred includes first-year commissions and certain subsequent year commissions that are in excess of ultimate level commission rates.

The deferred policy acquisition costs on traditional life and health products are amortized with interest over the anticipated premium-paying period of the related policies, in proportion to the ratio of annual premium revenue to be received over the life of the policies. Expected premium revenue is estimated by using the same mortality and withdrawal assumptions used in computing liabilities for future policy benefits. The amount of deferred policy acquisition costs is reduced by a provision for possible inflation of maintenance and settlement expenses in the determination of such amounts by means of grading interest rates.

Costs deferred on universal life, limited pay and investment type contracts are amortized as a level percentage of the present value of anticipated gross profits from investment yields, mortality, and surrender charges. The effect on the deferred policy acquisition costs that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated other comprehensive income in consolidated stockholders' equity as of the balance sheet date. It is possible that a change in interest rates could have a significant impact on the deferred policy acquisition costs calculated for these contracts.

Deferred policy acquisition costs associated with property and casualty insurance business consist principally of commissions, underwriting and issue costs. These costs are amortized over the coverage period of the related policies, in relation to premium revenue recognized.

Future policy benefits--For traditional products, liabilities for future policy benefits have been provided on a net level premium method based on estimated investment yields, withdrawals, mortality, and other assumptions that were appropriate at the time that the policies were issued. Estimates used are based on the companies' experience, as adjusted to provide for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. When it is determined that future expected experience differs significantly from existing assumptions, the estimates are revised for current and future policy issues.

Future policy benefits for universal life and investment-type contracts reflect the current account value before applicable surrender charges. In the near term, it is possible that a change in interest rates could have a significant impact on the values calculated for these contracts.

Recognition of premium revenue and policy benefits

Traditional ordinary life and health--Life and accident and health premiums are recognized as revenue when due. Benefits and expenses are associated with earned premiums to result in recognition of profits over the life of the policy contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

Annuities--Revenues from annuity contracts represent amounts assessed against contract holders. Such assessments are principally surrender charges and, in the case of variable annuities, administrative fees. Policy account balances for annuities represent the premiums received plus accumulated interest less applicable accumulated administrative fees. It is possible that a change in interest rates could have a significant impact on the values calculated for these contracts.

Universal life and single premium whole life--Revenues from universal life policies and single premium whole life policies represent amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges actually paid, and earned policy service fees. Policyholder account balances consist of the premiums received plus credited interest, less accumulated policyholder assessments. Amounts included in expense represent benefits in excess of account balances returned to policyholders.

Property and casualty--Property and casualty premiums are recognized as revenue proportionately over the contract period. Policy benefits consist of actual claims and the change in reserves for losses and loss adjustment expenses. The reserves for losses and loss adjustment expenses are estimates of future payments of reported and unreported claims and the related expenses with respect to insured events that have occurred. These reserves are calculated using case basis estimates for reported losses and experience for claims incurred but not reported. These loss reserves are reported net of an allowance for salvage and subrogation. Management believes that American National's reserves have been appropriately calculated, based on available information as of December 31, 1999. However, it is possible that the ultimate liabilities may vary significantly from these estimated amounts.

Participating insurance policies--The allocation of dividends to participating policyowners is based upon a comparison of experienced rates of mortality, interest and expenses, as determined periodically for representative plans of insurance, issue ages and policy durations, with the corresponding rates assumed in the calculation of premiums. Participating business comprised approximately 2.6% of the life insurance in force at December 31, 1999 and 5.5% of life premiums in 1999.

Federal income taxes

American National and all but one of its subsidiaries will file a consolidated life/non-life federal income tax return for 1999. Alternative Benefit Management, Inc. files a separate return.

Deferred federal income tax assets and liabilities have been recognized to reflect the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Separate account assets and liabilities

The separate account assets and liabilities represent funds maintained to meet the investment objectives of contract holders who bear the investment risk. The investment income and investment gains and losses from these separate funds accrue directly to the contract holders of the policies supported by the separate accounts. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of American National. The assets of these accounts are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses in this report.

(3)  INVESTMENTS

The amortized cost and estimated market values of investments in held-to-maturity and available-for-sale securities are shown below (in thousands):

                                                           Gross        Gross      Estimated
                                             Amortized   Unrealized  Unrealized     Market
December 31, 1999:                             Cost        Gains       Losses        Value
---------------------------------------------------------------------------------------------
Debt securities
    Bonds held-to-maturity:
      U. S. Government and agencies.......   $  141,247    $    286   $  (1,891)   $  139,642
      States, and political subdivisions..       44,624          52      (3,858)       40,818
      Foreign governments.................      107,250       1,279        (636)      107,893
      Public utilities....................    1,126,456       4,833     (29,482)    1,101,807
      All other corporate bonds...........    2,118,267      11,476     (70,222)    2,059,521
      Mortgage-backed securities..........       98,942       3,570         (70)      102,442
---------------------------------------------------------------------------------------------
        Total bonds held-to-maturity......    3,636,786      21,496    (106,159)    3,552,123
---------------------------------------------------------------------------------------------
    Bonds available-for-sale:
      U. S. Government and agencies.......       54,506          --        (651)       53,855
      States, and political subdivisions..       38,538          --      (3,836)       34,702
      Foreign governments.................       27,469       1,023         (15)       28,477
      Public utilities....................      184,126       1,728      (2,298)      183,556
      All other corporate bonds...........      552,529       5,477     (20,435)      537,571
---------------------------------------------------------------------------------------------
        Total bonds available-for-sale....      857,168       8,228     (27,235)      838,161
---------------------------------------------------------------------------------------------
    Total debt securities.................    4,493,954      29,724    (133,394)    4,390,284
---------------------------------------------------------------------------------------------
Marketable equity securities:
      Preferred stock.....................       39,145       1,287        (680)       39,752
      Common stock........................      551,064     413,522      (1,249)      963,337
---------------------------------------------------------------------------------------------
      Total marketable equity securities..      590,209     414,809      (1,929)    1,003,089
---------------------------------------------------------------------------------------------
Total investments in securities...........   $5,084,163    $444,533   $(135,323)   $5,393,373
=============================================================================================

                                                           Gross        Gross      Estimated
                                             Amortized   Unrealized  Unrealized     Market
December 31, 1998:                             Cost        Gains       Losses        Value
---------------------------------------------------------------------------------------------
Debt securities
    Bonds held-to-maturity:
      U. S. Government and agencies.......   $  166,206    $  5,503    $     --    $  171,709
      States, and political subdivisions..       39,427         692         (24)       40,095
      Foreign governments.................      106,924       9,436          --       116,360
      Public utilities....................    1,210,677      73,784        (135)    1,284,326
      All other corporate bonds...........    1,914,950     132,731        (491)    2,047,190
      Mortgage-backed securities..........      127,790       8,344          (1)      136,133
---------------------------------------------------------------------------------------------
        Total bonds held-to-maturity......    3,565,974     230,490        (651)    3,795,813
---------------------------------------------------------------------------------------------
    Bonds available-for-sale:
      U. S. Government and agencies.......       71,579       1,368          --        72,947
      Foreign governments.................       42,780       4,758          --        47,538
      Public utilities....................      230,534      16,738          --       247,272
      All other corporate bonds...........      328,132      25,310        (381)      353,061
---------------------------------------------------------------------------------------------
        Total bonds available-for-sale....      673,025      48,174        (381)      720,818
---------------------------------------------------------------------------------------------
    Total debt securities.................    4,238,999     278,664      (1,032)    4,516,631
---------------------------------------------------------------------------------------------
Marketable equity securities:
      Preferred stock.....................       39,264       2,427         (27)       41,664
      Common stock........................      619,197     473,099     (40,370)    1,051,926
---------------------------------------------------------------------------------------------
      Total marketable equity securities..      658,461     475,526     (40,397)    1,093,590
---------------------------------------------------------------------------------------------
Total investments in securities...........   $4,897,460    $754,190    $(41,429)   $5,610,221
=============================================================================================

Debt Securities--The amortized cost and estimated market value, by contractual maturity of debt securities at December 31, 1999, are shown below (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                             Bonds Held-to-Maturity       Bonds Available-for-Sale
----------------------------------------------------------------------------------------------------
                                                            Estimated                     Estimated
                                           Amortized         Market       Amortized         Market
                                             Cost             Value         Cost             Value
----------------------------------------------------------------------------------------------------
Due in one year or less.................   $   56,902       $   57,441     $     --         $     --
Due after one year through five years...      963,942          958,745      319,676          322,278
Due after five years through ten years..    2,470,818        2,391,315      485,431          468,007
Due after ten years.....................       46,182           42,180       52,061           47,876
----------------------------------------------------------------------------------------------------
                                            3,537,844        3,449,681      857,168          838,161
Without single maturity date............       98,942          102,442           --               --
----------------------------------------------------------------------------------------------------
                                           $3,636,786       $3,552,123     $857,168         $838,161
====================================================================================================

Proceeds from sales of investments in securities classified as available-for-sale (bonds and stocks) totaled $466,899,000 for 1999. Gross gains of $148,762,000 and gross losses of $6,043,000 were realized on those sales. Included in the proceeds from sales of available-for-sale securities are $33,813,000 of proceeds from the sale of bonds that had been reclassified from bonds held-to-maturity. The bonds had been reclassified due to evidence of a significant deterioration in the issuer's creditworthiness. The net gain from the sale of these bonds was $5,314,000.

Proceeds from sales of investments in securities classified as available-for-sale (bonds and stocks) totaled $317,556,000 for 1998. Gross gains of $71,935,000 and gross losses of $36,975,000 were realized on those sales. Included in the proceeds from sales of available-for-sale securities are $40,454,000 of proceeds from the sale of bonds that had been reclassified from bonds held-to-maturity. The bonds had been reclassified due to evidence of a significant deterioration in the issuer's creditworthiness. The net gain from the sale of these bonds was $1,073,000.

Proceeds from sales of investments in securities classified as available-for-sale (bonds and stocks) were $331,679,000 for 1997. Gross gains of $118,985,000 and gross losses of $12,301,000 were realized on those sales.

Bonds were called or otherwise redeemed by the issuers during 1999, which resulted in proceeds of $163,596,000 from the disposal. Gross gains of $688,000 were realized on those disposals. Bonds were called by the issuers during 1998, which resulted in proceeds of $89,205,000 from the disposal. Gross gains of $747,000 were realized on those disposals. Bonds were called by the issuers during 1997, which resulted in proceeds from the disposal of $11,442,000. Gross gains of $531,000 were realized on those disposals.

All gains and losses were determined using specific identification of the securities sold.

Unrealized gains on securities--Unrealized gains on marketable equity securities and bonds available-for-sale, presented in the stockholder's equity section of the consolidated statements of financial position, are net of deferred tax liabilities of $137,222,000, $160,912,000 and $166,062,000 for 1999, 1998 and
1997, respectively.

The change in the net unrealized gains on investments for the years ended December 31 are summarized as follows (in thousands):

                                                                            1999            1998            1997
-------------------------------------------------------------------------------------------------------------------
Bonds available-for-sale...............................................  $ (66,800)       $ 10,482        $ 13,391
Preferred stocks.......................................................     (1,793)            969             352
Common stocks..........................................................    (20,456)        124,921          71,152
Amortization of deferred policy acquisition costs......................     21,028          (8,229)         (3,863)
-------------------------------------------------------------------------------------------------------------------
                                                                           (68,021)        128,143          81,032
Provision for federal income taxes.....................................     23,693         (44,850)        (28,501)
-------------------------------------------------------------------------------------------------------------------
                                                                         $ (44,328)       $ 83,293        $ 52,531
===================================================================================================================


Mortgage loans--In general, mortgage loans are secured by first liens on income-producing real estate. The loans are expected to be repaid from the cash flows or proceeds from the sale of real estate. American National generally allows a maximum loan-to-collateral-value ratio of 75% to 90% on newly funded mortgage loans. As of December 31, 1999, mortgage loans have both fixed rates from 5.75% to 12.25% and variable rates from 6.39% to 10.25%. The majority of the mortgage loan contracts require periodic payments of both principal and interest, and have amortization periods of 5 to 33 years.

American National has investments in first lien mortgage loans on real estate with carried values of $1,033,330,000 and $1,025,683,000 at December 31, 1999
and 1998, respectively. Problem loans, on which valuation allowances were established, totaled $41,446,000 and $43,049,000 at December 31, 1999 and 1998,
respectively.

Policy loans--All of the Company's policy loans carried interest rates ranging from 5% to 8% at December 31, 1999.

Investment income and realized gains (losses)--Investment income and realized gains (losses) from disposals of investments, before federal income taxes, for the years ended December 31 are summarized as follows (in thousands):

                                                                                            Gains (Losses) from
                                                         Investment Income               Disposals of Investments
-------------------------------------------------------------------------------------------------------------------
                                                   1999         1998       1997        1999      1998       1997
-------------------------------------------------------------------------------------------------------------------
Bonds.......................................... $ 318,898   $ 317,481   $ 303,426    $ (5,327)  $ 2,614  $     530
Preferred stocks...............................     2,599       2,584       3,173      (1,212)        1         21
Common stocks..................................    16,284      16,774      18,977     149,946    33,092    106,662
Mortgage loans.................................    98,111      97,871     109,165       1,206     1,248     (1,277)
Real estate....................................    65,027      80,138      84,344       6,417     1,338     (5,977)
Other invested assets..........................    36,819      29,123      26,872       2,793      (564)       (83)
Investment in unconsolidated affiliates........        --          --          --         --         29        (79)
-------------------------------------------------------------------------------------------------------------------
                                                  537,738     543,971     545,957     153,823    37,758     99,797
Investment expenses............................   (63,789)    (68,729)    (73,062)         --        --         --
Decrease (increase) in valuation allowances....        --          --         --       (4,762)   12,010      3,523
-------------------------------------------------------------------------------------------------------------------
                                                $ 473,949   $ 475,242   $ 472,895    $149,061   $49,768  $ 103,320
===================================================================================================================

(4) OFF-BALANCE SHEET RISK AND CONCENTRATIONS OF CREDIT RISK ON INVESTMENTS

To ensure a well-diversified investment portfolio, American National employs a strategy to invest funds at the highest possible rate of return commensurate with sound and prudent underwriting practices.

Bonds:

American National's bond portfolio is of high investment quality and is diversified. The bond portfolio distributed by quality rating at December 31 is summarized as follows:

                                                                                                  1999        1998
-------------------------------------------------------------------------------------------------------------------
AAA...........................................................................................      8%          9%
AA............................................................................................     14%         14%
A.............................................................................................     57%         55%
BBB and below.................................................................................     21%         22%
-------------------------------------------------------------------------------------------------------------------
                                                                                                  100%        100%
===================================================================================================================

Common stock:

American National's stock portfolio by market sector distribution at December 31 is summarized as follows:

                                                                                                  1999        1998
-------------------------------------------------------------------------------------------------------------------
Basic materials...............................................................................      4%          4%
Capital goods.................................................................................      7%          7%
Consumer goods................................................................................     20%         18%
Energy........................................................................................      7%          5%
Finance.......................................................................................     10%         11%
Technology....................................................................................     24%         16%
Health care...................................................................................     10%         24%
Miscellaneous.................................................................................     12%         10%
Mutual funds..................................................................................      6%          5%
-------------------------------------------------------------------------------------------------------------------
                                                                                                   100%        100%
===================================================================================================================

Mortgage loans and investment real estate:

American National invests primarily in the commercial sector in areas that offer the potential for property value appreciation. Generally, mortgage loans are secured by first liens on income-producing real estate.

Mortgage loans and investment real estate by property type distribution at December 31 are summarized as follows:

                                                                              Mortgage               Investment
                                                                                Loans                Real Estate
-------------------------------------------------------------------------------------------------------------------
                                                                            1999       1998        1999        1998
-------------------------------------------------------------------------------------------------------------------
Office buildings.......................................................      17%        21%         15%         19%
Shopping centers.......................................................      52%        56%         42%         41%
Commercial.............................................................       4%         3%          5%          7%
Apartments.............................................................       1%         1%          3%          3%
Hotels/motels..........................................................       6%         3%         13%         16%
Industrial.............................................................      16%        13%         21%         13%
Other..................................................................       4%         3%          1%          1%
-------------------------------------------------------------------------------------------------------------------
                                                                            100%       100%        100%        100%
===================================================================================================================

American National has a diversified portfolio of mortgage loans and real estate properties. Mortgage loans and real estate investments by geographic distribution at December 31 are as follows:

                                                                              Mortgage               Investment
                                                                                Loans                Real Estate
-------------------------------------------------------------------------------------------------------------------
                                                                            1999       1998        1999        1998
-------------------------------------------------------------------------------------------------------------------
New England............................................................       9%         9%          --          --
Middle Atlantic........................................................      16%        13%          --          --
East North Central.....................................................      10%        12%         18%         11%
West North Central.....................................................       3%         3%         17%          9%
South Atlantic.........................................................      19%        19%          7%          8%
East South Central.....................................................       1%         1%         13%         15%
West South Central.....................................................      25%        21%         36%         42%
Mountain...............................................................       7%         9%          3%          7%
Pacific................................................................      10%        13%          6%          8%
-------------------------------------------------------------------------------------------------------------------
                                                                            100%       100%        100%        100%
===================================================================================================================

For discussion of other off-balance sheet risks, see Note 5.

(5) FAIR VALUE OF FINANCIAL INSTRUMENTS

Estimated market values of financial instruments have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required in developing the estimates of fair value. Accordingly, these estimates are not necessarily indicative of the amounts that could be realized in a current market exchange, or the amounts that may ultimately be realized. The use of different market assumptions or estimating methodologies could have a material effect on the estimated market values.

Debt securities:

The estimated market values for bonds represent quoted market values from published sources or bid prices obtained from securities dealers.

Marketable equity securities:

Market values for preferred and common stocks represent quoted market prices obtained from independent pricing services.

Mortgage loans:

The market value for mortgage loans is estimated using discounted cash flow analyses based on interest rates currently being offered for comparable loans. Loans with similar characteristics are aggregated for purposes of the analyses.

Policy loans:

The carrying amount for policy loans approximates their market value.

Short-term investments:

The carrying amount for short-term investments approximates their market value.

Investment contracts:

The market value of investment contract liabilities is estimated using a discounted cash flow model, assuming the companies' current interest rates on new products. The carrying value for these contracts approximates their market value.

Investment commitments:

American National's investment commitments are all short-term in duration, and the market value was not significant at December 31, 1999 or 1998.

Values:

The carrying amounts and estimated market values of financial instruments at December 31 are as follows (in thousands):

                                                                 1999                              1998
-------------------------------------------------------------------------------------------------------------------
                                                                       Estimated                         Estimated
                                                      Carrying          Market          Carrying          Market
                                                       Amount            Value           Amount            Value
-------------------------------------------------------------------------------------------------------------------
Financial assets:
    Bonds:
      Held-to-maturity...........................    $ 3,636,786      $ 3,552,123      $ 3,565,974      $ 3,795,813
      Available-for-sale.........................        838,161          838,161          720,818          720,818
    Preferred stock..............................         39,752           39,752           41,664           41,664
    Common stock.................................        963,337          963,337        1,051,926        1,051,926
    Mortgage loans on real estate................      1,033,330        1,044,146        1,025,683        1,158,033
    Policy loans.................................        293,287          293,287          296,109          296,109
    Short-term investments.......................         95,352           95,352           90,368           90,368
Financial liabilities:
    Investment contracts.........................      1,639,348        1,639,348        1,736,223        1,736,223
-------------------------------------------------------------------------------------------------------------------

(6) DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs and premiums for the years ended December 31, 1999, 1998, and 1997 are summarized as follows (in thousands):

                                                          Life           Accident      Property &
                                                        & Annuity        & Health       Casualty           Total
-------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1996........................   $ 624,012       $ 107,192       $   7,819         $ 739,023
-------------------------------------------------------------------------------------------------------------------
      Additions.....................................     105,268          21,373          24,336           150,977
      Amortization..................................     (92,830)        (23,553)        (22,327)         (138,710)
      Effect of change in unrealized gains
         on available-for-sale securities...........      (3,863)             --              --            (3,863)
-------------------------------------------------------------------------------------------------------------------
   Net change.......................................       8,575          (2,180)          2,009             8,404
   Acquisitions.....................................         752             162              --               914
-------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1997........................     633,339         105,174           9,828           748,341
-------------------------------------------------------------------------------------------------------------------
      Additions.....................................      87,660          25,897          25,764           139,321
      Amortization..................................     (98,017)        (26,940)        (24,159)         (149,116)
      Effect of change in unrealized gains
         on available-for-sale securities...........      (8,229)             --              --            (8,229)
-------------------------------------------------------------------------------------------------------------------
   Net change.......................................     (18,586)         (1,043)          1,605           (18,024)
   Acquisitions.....................................         782             604              --             1,386
-------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1998........................     615,535         104,735          11,433           731,703
-------------------------------------------------------------------------------------------------------------------
      Additions.....................................      82,708          25,315          29,550           137,573
      Amortization..................................     (87,701)        (21,263)        (26,421)         (135,385)
      Effect of change in unrealized gains
         on available-for-sale securities...........      21,028              --              --            21,028
-------------------------------------------------------------------------------------------------------------------
   Net change.......................................      16,035           4,052           3,129            23,216
   Acquisitions.....................................       3,652             225              --             3,877
-------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1999........................   $ 635,222       $ 109,012       $  14,562         $ 758,796
===================================================================================================================
1999 premiums.......................................   $ 342,030       $ 396,072       $ 392,576       $ 1,130,678
===================================================================================================================
1998 premiums.......................................   $ 340,286       $ 393,602       $ 354,820       $ 1,088,708
===================================================================================================================
1997 premiums.......................................   $ 348,973       $ 378,621       $ 312,987       $ 1,040,581
===================================================================================================================

Commissions comprise the majority of the additions to deferred policy acquisition costs for each year.

Acquisitions relate to the purchase of various insurance portfolios under assumption reinsurance agreements.

(7)  FUTURE POLICY BENEFITS AND POLICY ACCOUNT BALANCES

Life insurance:
Assumptions used in the calculation of future policy benefits or policy account balances for individual life policies are as follows:

                                                                                                            Percentage of
                                                                                                            Future Policy
Policy Issue                                               Interest                                              Benefits
Year                                                         Rate                                               So Valued
-------------------------------------------------------------------------------------------------------------------------
Ordinary--
1996-1999            7.5% for years 1 through 5, graded to 5.5% at the end of year 25, and level thereafter          3%
1981-1995            8% for years 1 through 5, graded to 6% at the end of year 25, and level thereafter             18%
1976-1981            7% for years 1 through 5, graded to 5% at the end of year 25, and level thereafter             15%
1972-1975            6% for years 1 through 5, graded to 4% at the end of year 25, and level thereafter              6%
1969-1971            6% for years 1 through 5, graded to 3.5% at the end of year 30, and level thereafter            5%
1962-1968            4.5% for years 1 through 5, graded to 3.5% at the end of year 15, and level thereafter          9%
1948-1961            4% for years 1 through 5,graded to 3.5% at the end of year 10, and level thereafter             9%
1947 and prior       Statutory rates of 3% or 3.5%                                                                   1%

Industrial--
1948-1967            4% for years 1 through 5, graded to 3.5% at the end of year 10, and level thereafter            4%
1947 and prior       Statutory rates of 3%                                                                           4%

Universal Life       Future policy benefits for universal life are equal to the current account value               26%
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                   100%
=========================================================================================================================

Future policy benefits for group life policies have been calculated using a level interest rate of 4%. Mortality and withdrawal assumptions are based on American National's experience.

Annuities:
Fixed annuities included in future policy benefits are calculated using a level interest rate of 6%. Policy account balances for interest-sensitive annuities are equal to the current gross account balance. Mortality and withdrawal assumptions are based on American National's experience.

Health Insurance:
Interest assumptions used for future policy benefits on health policies are calculated using a level interest rate of 6%. Morbidity and termination assumptions are based on American National's experience.

(8)  LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

Activity in the liability for accident and health, and property and casualty unpaid claims and claim adjustment expenses is summarized as follows (in thousands):

                                                                     1999               1998                1997
-------------------------------------------------------------------------------------------------------------------
Balance at January 1..........................................   $ 266,832           $ 247,564           $ 222,736
  Less reinsurance recoverables...............................          11               2,567               2,439
-------------------------------------------------------------------------------------------------------------------
Net balance at January 1......................................     266,821             244,997             220,297
-------------------------------------------------------------------------------------------------------------------
Incurred related to:
  Current year................................................     654,222             598,379             513,388
  Prior years.................................................     (16,322)             (6,324)             (1,099)
-------------------------------------------------------------------------------------------------------------------
Total incurred................................................     637,900             592,055             512,289
-------------------------------------------------------------------------------------------------------------------
Paid related to:
  Current year................................................     457,279             411,352             343,333
  Prior years.................................................     169,292             158,879             144,256
-------------------------------------------------------------------------------------------------------------------
Total paid....................................................     626,571             570,231             487,589
-------------------------------------------------------------------------------------------------------------------
Net balance at December 31....................................     278,150             266,821             244,997
  Plus reinsurance recoverables...............................       3,988                  11               2,567
-------------------------------------------------------------------------------------------------------------------
Balance at December 31........................................   $ 282,138           $ 266,832           $ 247,564
===================================================================================================================

The balances at December 31 are included in policy and contract claims on the consolidated statements of financial position.

(9)  REINSURANCE

As is customary in the insurance industry, the companies reinsure portions of certain insurance policies they write, thereby providing a greater diversification of risk and managing exposure on larger risks. The maximum amount that would be retained by one company (American National) would be $700,000 individual life, $250,000 individual accidental death, $100,000 group life and $125,000 credit life (total $1,175,000). If individual, group and credit were in force in all companies at the same time, the maximum risk on any one life could be $1,875,000.

The companies remain contingently liable with respect to any reinsurance ceded, and would become actually liable if the assuming companies were unable to meet their obligations under any reinsurance treaties.

To minimize its exposure to significant losses from reinsurer insolvencies, the company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers. At December 31, 1999, amounts recoverable from reinsurers with a carrying value of $90,399,000 were associated with various auto dealer credit insurance program reinsurers domiciled in the Caribbean islands of Nevis or the Turks and Caicos Islands. The company holds collateral related to these credit reinsurers totaling $70,918,000. This collateral is in the form of custodial accounts controlled by the company, which can be drawn on for amounts that remain unpaid for more than 120 days. American National believes that the failure of any single reinsurer to meet its obligations would not have a significant effect on its financial position or results of operations.

Premiums, premium-related reinsurance amounts and reinsurance recoveries for the years ended December 31 are summarized as follows (in thousands):

                                                                     1999               1998               1997
-------------------------------------------------------------------------------------------------------------------
Direct premiums.............................................   $ 1,268,129         $ 1,201,189         $ 1,134,615
Reinsurance premiums assumed from other companies...........       110,180              42,403              25,146
Reinsurance premiums ceded to other companies...............      (247,631)           (154,884)           (119,180)
-------------------------------------------------------------------------------------------------------------------
Net premiums................................................   $ 1,130,678         $ 1,088,708         $ 1,040,581
===================================================================================================================
Reinsurance recoveries......................................   $   162,863         $    88,240         $    56,535
===================================================================================================================

Life insurance in force and related reinsurance amounts at December 31 are summarized as follows (in thousands):

                                                                   1999               1998               1997
-------------------------------------------------------------------------------------------------------------------
Direct life insurance in force..............................  $ 46,156,190        $ 44,134,974        $ 43,143,187
Reinsurance risks assumed from other companies..............       797,059             713,200             662,171
-------------------------------------------------------------------------------------------------------------------
Total life insurance in force...............................    46,953,249          44,848,174          43,805,358
Reinsurance risks ceded to other companies..................    (9,629,707)         (7,965,042)         (6,985,956)
-------------------------------------------------------------------------------------------------------------------
Net life insurance in force.................................  $ 37,323,542        $ 36,883,132        $ 36,819,402
===================================================================================================================

(10) FEDERAL INCOME TAXES

The federal income tax provisions vary from the amounts computed when applying the statutory federal income tax rate. A reconciliation of the effective tax rate of the companies to the statutory federal income tax rate follows (in thousands, except percentages):

                                               1999                      1998                       1997
-------------------------------------------------------------------------------------------------------------------
                                         Amount      Rate           Amount      Rate          Amount      Rate
-------------------------------------------------------------------------------------------------------------------
Income tax on pre-tax income.......... $ 136,038     35.00%       $ 95,861     35.00%      $  130,558     35.00%
Tax-exempt investment income..........    (1,691)    (0.44)           (971)    (0.35)            (383)    (0.10)
Dividend exclusion....................    (3,414)    (0.88)         (5,044)    (1.84)          (3,046)    (0.82)
Exempted losses on sale of assets.....    (4,470)    (1.15)         (9,856)    (3.60)              --        --
Miscellaneous tax credits, net........    (1,467)    (0.38)         (1,467)    (0.54)          (1,238)    (0.33)
Other items, net......................    (2,928)    (0.75)         (2,032)    (0.74)          (1,226)    (0.33)
-------------------------------------------------------------------------------------------------------------------
                                       $ 122,068     31.40%       $ 76,491     27.93%      $  124,665     33.42%
===================================================================================================================

The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 1999 and December 31, 1998 are as follows (in thousands):

                                                                                           1999             1998
-------------------------------------------------------------------------------------------------------------------
Deferred tax assets:
-------------------
      Investment in bonds, real estate and other invested assets,
         principally due to investment valuation allowances.......................     $   17,750       $   10,656
      Policyowner funds, principally due to policy reserve discount...............         87,650           78,279
      Policyowner funds, principally due to unearned premium reserve..............         11,219           10,020
      Other assets................................................................          4,689            2,649
-------------------------------------------------------------------------------------------------------------------
   Total gross deferred tax assets................................................        121,308          101,604
      Less valuation allowance....................................................         (3,000)          (3,000)
-------------------------------------------------------------------------------------------------------------------
   Net deferred tax assets........................................................     $  118,308       $   98,604
-------------------------------------------------------------------------------------------------------------------

Deferred tax liabilities:
------------------------
      Marketable equity securities, principally due to
         net unrealized gains on stock............................................     $ (131,347)      $ (151,396)
      Investment in bonds, principally due to
         accrual of discount on bonds.............................................        (20,941)         (17,390)
      Deferred policy acquisition costs, due to
         difference between GAAP and tax..........................................       (184,217)        (177,057)
      Property, plant and equipment, principally due to
         difference between GAAP and tax depreciation methods.....................         (3,144)         (12,004)
-------------------------------------------------------------------------------------------------------------------
   Net deferred tax liabilities...................................................       (339,649)        (357,847)
-------------------------------------------------------------------------------------------------------------------
Total deferred tax................................................................     $ (221,341)      $ (259,243)
===================================================================================================================

Management believes that a sufficient level of taxable income will be achieved to utilize the net deferred tax assets.

Through 1983, under the provision of the Life Insurance Company Income Tax Act of 1959, life insurance companies were permitted to defer from taxation a portion of their income (within certain limitations) until and unless it is distributed to stockholders, at which time it was taxed at regular corporate tax rates. No provision for deferred federal income taxes applicable to such untaxed income has been made, because management is of the opinion that no distributions of such untaxed income (designated by federal law as "policyholders' surplus") will be made in the foreseeable future. There was no change in the "policyholders' surplus" between December 31, 1998 and December 31, 1999, and the cumulative balance was approximately $63,000,000 at both dates.

Federal income taxes totaling approximately $108,060,000, $111,465,000 and $136,212,000 were paid to the Internal Revenue Service in 1999, 1998 and 1997, respectively. The statute of limitations for the examination of federal income tax returns through 1995 for American National and its subsidiaries by the Internal Revenue Service has expired. All prior year deficiencies have been paid or provided for, and American National has filed appropriate claims for refunds through 1995. In the opinion of management, adequate provision has been made for any tax deficiencies that may be sustained.

(11) COMPONENTS OF COMPREHENSIVE INCOME

The items included in comprehensive income, other than net income, are unrealized gains on available-for-sale securities, unrealized gains on deferred acquisition costs and foreign exchange adjustments.

The details on the unrealized gains included in comprehensive income, and the related tax effects thereon are as follows:

                                                                             Before          Federal       Net of
                                                                             Federal       Income Tax      Federal
                                                                             Income          Expense       Income
                                                                               Tax          (Benefit)        Tax
-------------------------------------------------------------------------------------------------------------------
December 31, 1999
-----------------
Unrealized gains.........................................................  $  80,700      $  28,359      $  52,341
Less: reclassification adjustment for
   gains realized in net income..........................................   (148,721)       (52,052)       (96,669)
-------------------------------------------------------------------------------------------------------------------
Net unrealized loss component of
   comprehensive income..................................................  $ (68,021)     $ (23,693)     $ (44,328)
====================================================================================================================

December 31, 1998
-----------------
Unrealized gains.........................................................  $ 163,103      $  57,086      $ 106,017
Less: reclassification adjustment for
   gains realized in net income..........................................    (34,960)       (12,236)       (22,724)
-------------------------------------------------------------------------------------------------------------------
Net unrealized gains component of
   comprehensive income..................................................  $ 128,143      $  44,850      $  83,293
===================================================================================================================

December 31, 1997
-----------------
Unrealized gains.........................................................  $ 187,501      $  65,625      $ 121,876
Less: reclassification adjustment for
   gains realized in net income..........................................   (106,684)       (37,339)       (69,345)
-------------------------------------------------------------------------------------------------------------------
Net unrealized gains component of
   comprehensive income..................................................  $  80,817      $  28,286      $  52,531
===================================================================================================================

(12) COMMON STOCK AND EARNINGS PER SHARE

American National has only one class of common stock and no preferred stock. At December 31, 1999, 1998 and 1997, American National had 50,000,000 authorized shares of $1.00 par value common stock with 30,832,449 shares issued. At December 31, 1999, treasury shares were 4,274,284, restricted shares were 79,000 and unrestricted shares outstanding were 26,479,165. At December 31, 1998 and 1997 there were no restricted shares, treasury shares were 4,353,284; and total outstanding shares were 26,479,165.

Stock-Based Compensation--During 1999, American National's stockholders approved the "1999 Stock and Incentive Plan." Under this plan, American National can grant Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Rewards, Incentive Awards and any combination of these. The number of shares available for grants under the plan cannot exceed 900,000 shares, and no more than 50,000 shares may be granted to any one individual in any calendar year. Subsequent to the close of 1999, the plan was amended to adjust the grant price of awards made during 1999.

On August 1, 1999, American National granted Stock Appreciation Rights (SAR) on 81,500 shares to selected officers. These SARs were granted at a stated price of $70.50 per share

(subsequently amended in 2000 to $57 per share), vest at a rate of 20% per year for 5 years and expire 5 years after the vesting period. None of these SARs were exercisable during 1999, none of them terminated, and all were outstanding at the end of the year.

Also, on August 1, 1999, American National granted Restricted Stock Awards to directors and consultants. A total of 79,000 shares were granted, with 19,000 granted at an exercise price of $70.50 per share (subsequently amended in 2000 to $57 per share), and 60,000 granted at an exercise price of zero. The restrictions on these awards lapse after 10 years, and feature a graded vesting schedule in the case of the retirement of an award holder. All of the Restricted Stock was outstanding at the end of the year.

American National uses a Black-Scholes option pricing model to calculate the fair value and compensation expense for SARs and Restricted Stock Awards, in accordance with FAS No. 123 "Accounting for Stock-Based Compensation." The fair value per share of the SARs and the Restricted Stock Awards that were originally granted at $70.50 per share was zero at December 31, 1999. The fair value of the Restricted Stock Awards granted at a price of zero was $70.50 per share at December 31, 1999. The following assumptions were used in these computations for 1999: dividend yield of 4.5%; expected volatility of 32%; risk-free interest rate of 6.79%; and expected lives of 5 years for the SARs and 10 years for the Restricted Stock Awards. Compensation expense calculated for 1999 on these awards was not material.

The plan amendment made in February, 2000 will increase compensation expense in the future, but the effect is not material on American National's financial position or results from operations in 1999.

Earnings Per Share--Earnings per share for 1999, 1998 and 1997 were calculated using a weighted average number of shares outstanding of 26,479,165. There were no potentially dilutive items outstanding in 1998 or 1997. In 1999, the average market price, since the grant date of the SARs and Restricted Stock Awards, was less than the exercise price. As a result, diluted earnings per share is equal to the basic earnings per share.

Dividends--American National's payment of dividends to stockholders is restricted by statutory regulations. Generally, the restrictions require life insurance companies to maintain minimum amounts of capital and surplus, and, in the absence of special approval, limit the payment of dividends to statutory net gain from operations on an annual, noncumulative basis. Additionally, insurance companies are not permitted to distribute the excess of stockholders' equity, as determined on a GAAP basis over that determined on a statutory basis.

Generally, the same restrictions on amounts that can transfer in the form of dividends, loans, or advances to the parent company apply to American National's insurance subsidiaries.

At December 31, 1999, approximately $606,699,000 of American National's consolidated stockholders' equity represents net assets of its insurance subsidiaries. Any transfer of these net assets to American National would be subject to statutory restrictions and approval.

(13) SEGMENT INFORMATION

American National and its subsidiaries are engaged principally in the insurance business. Management organizes the business around its marketing distribution channels. Separate management of each segment is required because each business unit is subject to different marketing strategies. There are eight operating segments based on the company's marketing distribution channels.

The operating segments are as follows:

Multiple Line Marketing -- This segment derives its revenues from the sale of individual life, annuity, accident and health, and property and casualty products marketed through American National, ANTEX, ANPAC, ANGIC and ANPAC Lloyds.

Home Service Division -- This segment derives its revenues from the sale of individual life, annuity and accident and health insurance. In this segment, the agent collects the premiums. This segment includes business in the United States and Mexico.

Independent Marketing -- This segment derives its revenues mainly from the sale of life and annuity lines marketed through independent marketing organizations.

Health Division -- This segment derives its revenues primarily from the sale of accident and health insurance plus group life insurance marketed through group brokers and third party marketing organizations.

Senior Age Marketing -- This segment derives its revenues primarily from the sale of Medicare supplement plans, individual life, annuities, and accident and health insurance marketed through Standard Life and Accident Insurance Company.

Direct Marketing -- This segment derives its revenues principally from the sale of individual life insurance, marketed through Garden State Life Insurance Company, using direct selling methods.

Credit Insurance Division -- This segment derives its revenues principally from the sale of credit life and credit accident and health insurance.

Capital and Surplus -- This segment derives its revenues principally from investment instruments.

All Other -- This category comprises segments which are too small to show individually. This category includes non-insurance, reinsurance assumed, and retirement benefits.

All income and expense amounts specifically attributable to policy transactions are recorded directly to the appropriate line of business within each segment. Income and expenses not specifically attributable to policy transactions are allocated to the lines within each segment as follows:

 . Net investment income from fixed income assets (bonds and mortgage loans on real estate) is allocated based on the funds generated by each line at the average yield available from these fixed income assets at the time such funds become available.

 . Net investment income from all other assets is allocated to capital and surplus to arrive at an underwriting gain from operations. A portion of the income allocated to capital and surplus is then re-allocated to the other segments in accordance with the amount of equity invested in each segment.

 . Expenses are allocated to the lines based upon various factors, including premium and commission ratios within the respective operating segments.

 .  Gain or loss on the sale of investments is allocated to capital and surplus.

 . Equity in earnings of unconsolidated affiliates is allocated to the segment that provided the funds to invest in the affiliate.

 . Federal income taxes have been applied to the net earnings of each segment based on a fixed tax rate. Any difference between the amount allocated to the segments and the total federal income tax amount is allocated to capital and surplus.

The following tables summarize net income and various components of net income by operating segment for the years ended December 31, 1999, 1998 and 1997 (in thousands):

                                                                                       Gain From
                             Premiums          Net                                     Operations    Federal
                                and         Investment                    Equity         Before      Income
                               Other          Income       Expenses         in          Federal        Tax
                              Policy           and           and      Unconsolidated     Income      Expense        Net
                              Revenue     Realized Gains   Benefits     Affiliates       Taxes      (Benefit)     Income
-------------------------------------------------------------------------------------------------------------------------
1999
----
Multiple Line Marketing     $   489,263     $  95,821     $  530,321      $    --      $  54,763    $  18,072    $  36,691
Home Service Division           209,033       118,978        263,945           --         64,066       21,142       42,924
Independent Marketing            60,574       118,960        162,052           --         17,482        5,769       11,713
Health Division                 237,446         7,406        256,390           --        (11,538)      (3,808)      (7,730)
Credit Insurance Division        63,262        16,094         65,903           --         13,453        4,439        9,014
Senior Age Marketing            148,368        18,013        162,209           --          4,172        1,377        2,795
Direct Marketing                 26,857         3,734         24,823           --          5,768        1,903        3,865
Capital and Surplus               1,087       211,453            256       12,249        224,533       67,900      156,633
All other                        30,714        32,551         54,976        7,693         15,982        5,274       10,708
---------------------------------------------------------------------------------------------------------------------------
                            $ 1,266,604     $ 623,010     $1,520,875      $19,942      $ 388,681    $ 122,068    $ 266,613
===========================================================================================================================

1998
----
Multiple Line Marketing     $  452,146      $  95,063     $  488,842      $    --      $  58,367    $  19,261    $  39,106
Home Service Division          203,976        122,188        252,446           --         73,718       24,327       49,391
Independent Marketing           69,714        122,279        184,655           --          7,338        2,422        4,916
Health Division                211,249          7,850        240,195           --        (21,096)      (6,962)     (14,134)
Credit Insurance Division       57,727         15,215         61,181           --         11,761        3,881        7,880
Senior Age Marketing           162,161         17,760        169,929           --          9,992        3,297        6,695
Direct Marketing                26,619          3,588         24,034           --          6,173        2,037        4,136
Capital and Surplus                982        107,737            761        8,048        116,006       24,390       91,616
All other                       35,081         33,330         56,781           --         11,630        3,838        7,792
---------------------------------------------------------------------------------------------------------------------------
                            $1,219,655      $ 525,010     $1,478,824      $ 8,048      $ 273,889    $  76,491    $ 197,398
===========================================================================================================================

1997
----
Multiple Line Marketing     $  408,184      $  93,488     $  427,132      $    --      $  74,540    $  24,598    $  49,942
Home Service Division          209,082        122,702        249,127           --         82,657       27,277       55,380
Independent Marketing           70,590        125,636        178,419           --         17,807        5,876       11,931
Health Division                185,057          7,054        200,797           --         (8,686)      (2,866)      (5,820)
Credit Insurance Division       54,363         14,572         57,847           --         11,088        3,659        7,429
Senior Age Marketing           168,685         23,328        182,914           --          9,099        3,003        6,096
Direct Marketing                26,615          3,514         26,712           --          3,417        1,128        2,289
Capital and Surplus                  8        159,820          3,430        9,333        165,731       56,258      109,473
All other                       35,066         32,140         49,837           --         17,369        5,732       11,637
---------------------------------------------------------------------------------------------------------------------------
                            $1,157,650      $ 582,254     $1,376,215      $ 9,333      $ 373,022    $ 124,665    $ 248,357
===========================================================================================================================

There were no significant non-cash items to report. Almost all of the consolidated revenues were derived in the U.S.

Most of the operating segments provide essentially the same types of products. The following table provides revenues within each segment by line of business for the years ended December 31, 1999, 1998 and 1997 (in thousands):

                                Total Revenues

                                                     Accident &   Property &                                Total
                              Life         Annuity     Health      Casualty    Credit       All Other     Revenues
-------------------------------------------------------------------------------------------------------------------
1999
----
Multiple Line Marketing      $ 121,753   $  17,637    $  19,736    $ 403,029   $     --    $      --    $  562,155
Home Service Division          283,566       4,576        8,778           --         --           --       296,920
Independent Marketing            8,938     157,569           --           --         --           --       166,507
Health Division                  3,920          --      236,559           --         --           --       240,479
Credit Insurance Division           --          --           --           --     69,007           --        69,007
Senior Age Marketing            31,577       1,692      125,609           --         --           --       158,878
Direct Marketing                29,501         146          427           --         --           --        30,074
Capital and Surplus                 --          --           --           --         --      306,797       306,797
All other                       30,120       1,878        1,709           --         --       25,090        58,797
-------------------------------------------------------------------------------------------------------------------
                             $ 509,375   $ 183,498    $ 392,818    $ 403,029   $ 69,007    $ 331,887    $1,889,614
===================================================================================================================

1998
----
Multiple Line Marketing      $ 121,829   $  16,826    $  20,232    $ 365,369   $     --    $      --    $  524,256
Home Service Division          279,531       4,410        8,793           --         --           --       292,734
Independent Marketing            5,328     173,990           --           --         --           --       179,318
Health Division                  3,802          --      210,622           --         --           --       214,424
Credit Insurance Division           --          --           --           --     63,470           --        63,470
Senior Age Marketing            32,821       1,583      137,889           --         --           --       172,293
Direct Marketing                29,042         165          462           --         --           --        29,669
Capital and Surplus                 --          --           --           --         --      204,991       204,991
All other                       31,996      18,962        1,977           --         --       10,575        63,510
-------------------------------------------------------------------------------------------------------------------
                             $ 504,349   $ 215,936    $ 379,975    $ 365,369   $ 63,470    $ 215,566    $1,744,665
===================================================================================================================

1997
----
Multiple Line Marketing      $ 120,083   $  16,728    $  20,008    $ 323,624   $     --    $      --    $  480,443
Home Service Division          284,698       4,675        9,347           --         --           --       298,720
Independent Marketing            3,525     179,097           --           --         --           --       182,622
Health Division                  3,224          --      184,920           --         --           --       188,144
Credit Insurance Division           --          --           --           --     60,040           --        60,040
Senior Age Marketing            34,583       1,549      147,583           --         --           --       183,715
Direct Marketing                28,901         176          510           --         --           --        29,587
Capital and Surplus                 --          --           --           --         --      254,508       254,508
All other                       33,331      17,684        2,791           --         --        8,319        62,125
-------------------------------------------------------------------------------------------------------------------
                             $ 508,345   $ 219,909    $ 365,159    $ 323,624   $ 60,040    $ 262,827    $1,739,904
===================================================================================================================

The operating segments are supported by the fixed income assets and policy loans. Equity type assets, such as stocks, real estate and other invested assets, are investments of the Capital and Surplus segment. Assets of the non-insurance companies are specifically associated with those companies in the "All other" segment. Any assets not used in support of the operating segments are assigned to Capital and Surplus.

The following table summarizes assets by operating segment for the years ended December 31, 1999, and 1998 (in thousands):

                                                                                       1999               1998
-------------------------------------------------------------------------------------------------------------------
Multiple Line Marketing.........................................................     $ 1,598,043        $ 1,513,396
Home Service Division...........................................................       1,789,073          1,760,415
Independent Marketing...........................................................       1,719,508          1,761,832
Health Division.................................................................         193,018            170,301
Credit Insurance Division.......................................................         387,669            372,787
Senior Age Marketing............................................................         326,163            330,631
Direct Marketing................................................................          82,799             83,759
Capital and Surplus.............................................................       2,400,368          2,232,612
All other.......................................................................         593,885            589,919
-------------------------------------------------------------------------------------------------------------------
                                                                                     $ 9,090,526        $ 8,815,652
===================================================================================================================

The net assets of the Capital and Surplus segment include investments in unconsolidated affiliates. Almost all of American National's assets are located in the U.S.

The amount of each segment item reported is the measure reported to the chief operating decision-maker for purposes of making decisions about allocating resources to the segment and assessing its performance. Adjustments and eliminations are made when preparing the financial statements, and allocations of revenues, expenses and gains or losses have been included when determining reported segment profit or loss.

The reported measures are determined in accordance with the measurement principles most consistent with those used in measuring the corresponding amounts in the consolidated financial statements.

The results of the operating segments of the business are affected by economic conditions and customer demands. A portion of American National's insurance business is written through one third-party marketing organization. During 1999, approximately 8% of the total premium revenues and policy account deposits were written through that organization, which is included in the Independent Marketing operating segment. This compares with 11% and 18% in 1998 and 1997, respectively. Of the total business written by this one organization, the majority was annuities.

(14) RECONCILIATION TO STATUTORY ACCOUNTING

American National and its insurance subsidiaries are required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from those used to prepare financial statements on the basis of Generally Accepted Accounting Principles.

Reconciliations of statutory net income and capital and surplus, as determined using statutory accounting principles, to the amounts included in the accompanying consolidated financial statements, as of and for the years ended December 31, are as follows (in thousands):

                                                                               1999           1998          1997
-------------------------------------------------------------------------------------------------------------------
Statutory net income of insurance companies...........................   $  159,375     $  155,368      $  207,998
Net gain of non-insurance companies...................................       97,782         15,240           2,592
-------------------------------------------------------------------------------------------------------------------
Combined net income...................................................      257,157        170,608         210,590
Increases (decreases):
   Deferred policy acquisition costs..................................        2,188         (9,795)         12,267
   Policyholder funds.................................................        4,288         18,702           7,963
   Deferred federal income tax benefit................................       10,060          1,216           9,606
   Premiums deferred and other receivables............................       (2,315)           (84)            602
   Gain from sale of investments......................................          416           (292)             79
   Change in interest maintenance reserve.............................       (1,033)         2,773           1,532
   Asset valuation allowances.........................................       (4,762)        12,010           3,524
Other adjustments, net................................................          948          2,336           2,218
Consolidating eliminations and adjustments............................         (334)           (76)            (24)
-------------------------------------------------------------------------------------------------------------------
Net income reported herein............................................   $  266,613     $  197,398      $  248,357
===================================================================================================================

                                                                             1999           1998           1997
-------------------------------------------------------------------------------------------------------------------
Statutory capital and surplus of insurance companies..................   $2,377,589     $2,163,593      $2,011,016
Stockholders equity of non-insurance companies........................      523,550        524,630          77,725
-------------------------------------------------------------------------------------------------------------------
Combined capital and surplus..........................................    2,901,139      2,688,223       2,088,741
Increases (decreases):
   Deferred policy acquisition costs..................................      758,796        731,703         748,341
   Policyholder funds.................................................      159,394        154,445         135,262
   Deferred federal income taxes......................................     (221,341)      (259,243)       (215,606)
   Premiums deferred and other receivables............................      (80,453)       (78,139)        (77,629)
   Reinsurance in "unauthorized companies"............................       37,376         38,748          34,010
   Statutory asset valuation reserve..................................      370,191        344,926         370,102
   Statutory interest maintenance reserve.............................        9,729         10,762           7,989
   Asset valuation allowances.........................................      (38,285)       (28,489)        (44,899)
   Investment market value adjustments................................       (9,556)        48,656          39,050
Non-admitted assets and other adjustments, net........................      158,876        173,877         135,680
Consolidating eliminations and adjustments............................     (982,720)      (910,857)       (515,624)
-------------------------------------------------------------------------------------------------------------------
Stockholders' equity reported herein..................................   $3,063,146     $2,914,612      $2,705,417
===================================================================================================================

In accordance with various government and state regulations, American National and its insurance subsidiaries had bonds with an amortized value of $74,543,000 on deposit with appropriate regulatory authorities.

(15) RETIREMENT BENEFITS

American National and its subsidiaries have one tax-qualified pension plan, which has three separate programs. One of the programs is contributory and covers home service agents and managers. The other two programs are noncontributory, with one covering salaried and management employees and the other covering home office clerical employees subject to a collective bargaining agreement. The program covering salaried and management employees provides pension benefits that are based on years of service and the employee's compensation during the five years before retirement. The programs covering hourly employees and agents generally provide benefits that are based on the employee's career average earnings and years of service.

American National also sponsors for key executives two non-tax-qualified pension plans that restore benefits that would otherwise be curtailed by statutory limits on qualified plan benefits.

The companies' funding policy for the pension plans is to make annual contributions in accordance with the minimum funding standards of the Employee Retirement Income Security Act of 1974. The unfunded plans will be funded out of general corporate assets when necessary.

Actuarial computations of pension expense (before income taxes) produced a pension debit of $3,954,000 for 1999 and $3,051,000 for 1998 and $2,474,000 for
1997.

The pension debit is made up of the following (in thousands):

                                                                                  1999          1998         1997
---------------------------------------------------------------------------------------------------------------------
Service cost--benefits earned during period..................................  $   5,833      $  5,629     $   5,402
Interest cost on projected benefit obligation................................      8,175         7,661         7,221
Expected return on plan assets...............................................     (8,946)       (8,887)       (8,795)
Amortization of past service cost............................................        534           473           490
Amortization of transition asset.............................................     (2,619)       (2,619)       (2,619)
Amortization of actuarial loss...............................................        977           794           775
----------------------------------------------------------------------------------------------------------------------
      Total pension debit....................................................  $   3,954      $  3,051     $   2,474
=======================================================================================================================

The following table sets forth the funded status and amounts recognized in the consolidated statements of financial position at December 31 for the companies' pension plans.

Actuarial present value of benefit obligation:

                                                                     1999                           1998
-------------------------------------------------------------------------------------------------------------------
                                                            Assets         Accumulated     Assets        Accumulated
                                                            Exceed          Benefits       Exceed         Benefits
                                                          Accumulated        Exceed      Accumulated       Exceed
                                                           Benefits          Assets       Benefits         Assets
-------------------------------------------------------------------------------------------------------------------
Vested benefit obligation..............................    $ (72,591)     $ (24,781)     $ (76,916)      $ (19,136)
===================================================================================================================
Accumulated benefit obligation.........................    $ (75,578)     $ (24,781)     $ (79,405)      $ (19,136)
===================================================================================================================
Projected benefit obligation...........................    $ (91,897)     $ (27,189)     $ (96,812)      $ (26,340)
===================================================================================================================
Plan assets at fair value (long-term securities).......      130,363             --        137,543              --
===================================================================================================================
Funded status:
   Plan assets in excess of projected
      benefit obligation...............................       38,466        (27,189)        40,731         (26,340)
   Unrecognized net loss...............................        1,981          1,554          2,341           3,729
   Prior service cost not yet recognized
      in periodic pension cost.........................           --            497             --           1,028
   Unrecognized net transition asset at
      January 1 being recognized over 15 years.........       (5,239)            --         (7,858)             --
-------------------------------------------------------------------------------------------------------------------
Accrued pension cost included in
   other assets or other liabilities...................     $ 35,208      $ (25,138)      $ 35,214       $ (21,583)
===================================================================================================================

Assumptions used at December 31:                                                                1999         1998
-------------------------------------------------------------------------------------------------------------------
Weighted-average discount rate on benefit obligation.......................................     7.30%         6.50%
Rate of increase in compensation levels....................................................     4.80%         4.80%
Expected long-term rate of return on plan assets...........................................     7.00%         7.00%

Other Benefits

Under American National and its subsidiaries' various group benefit plans for active employees, a $2,500 paid-up life insurance certificate is provided upon retirement for eligible participants who meet certain age and length of service requirements.

American National has one retiree health benefit plan for retirees of all companies in the consolidated group, with the exception of Standard Life and Accident Insurance Company (Standard). The retirees of Standard are covered under a separate health plan. Participation in either of these plans is limited to current retirees and their dependents and those employees and their dependents who met certain age and length of service requirements as of December 31, 1993. No new participants will be added to these plans in the future.

The retiree health benefit plans provide major medical benefits for participants under the age of 65 and Medicare supplemental benefits for those over 65. Prescription drug benefits are provided to both age groups. The plans are contributory, with the company's contribution limited to $80 per month for retirees and spouses under the age of 65 and $40 per month for retirees and spouses over the age of 65. All additional contributions necessary, over the amount to be contributed by the companies, are to be contributed by the retirees.

The accrued post-retirement benefit obligation, included in other liabilities, was $13,221,000 and $12,989,000 at December 31, 1999 and 1998, respectively.
These amounts were approximately equal to the unfunded accumulated post-retirement benefit obligation. Since the companies' contributions to the cost of the retiree benefit plans are fixed, the health care cost trend rate will have no effect on the future expense or the accumulated post-retirement benefit obligation.

(16) COMMITMENTS AND CONTINGENCIES

Commitments--American National and its subsidiaries lease insurance sales office space in various cities. The long-term lease commitments at December 31, 1999 were approximately $6,356,000.

In the ordinary course of their operations, the companies also had commitments outstanding at December 31, 1999 to purchase, expand or improve real estate, and to fund mortgage loans aggregating $96,000,000, all of which are expected to be funded in 2000. As of December 31, 1999, all of the mortgage loan commitments have interest rates that are fixed.

Contingencies--The companies are defendants in various lawsuits concerning alleged failure to honor certain loan commitments, alleged breach of certain agency and real estate contracts, various employment matters, allegedly deceptive insurance sales and marketing practices, and other litigation arising in the ordinary course of operations. Certain of these lawsuits include claims for compensatory and punitive damages. After reviewing these matters with legal counsel, management is of the opinion that the ultimate resultant liability, if any, would not have a material adverse effect on the companies' consolidated financial position or results of operations. However, these lawsuits are in various stages of development, and future facts and circumstances could result in management changing its conclusions.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Stockholders and Board of Directors,

American National Insurance Company:

We have audited in accordance with generally accepted auditing standards, the consolidated financial statements of American National Insurance Company and subsidiaries included in this registration statement and have issued our report thereon dated February 11, 2000. Our audit was made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The accompanying schedules are the responsibility of the Company's management and are presented for purposes of complying with the Securities and Exchange Commission's rules and are not a required part of the basic consolidated financial statements. These schedules have been subjected to the auditing procedures applied in our audit of the basic consolidated financial statements and, in our opinion, fairly state in all material respects the financial data required to be set forth therein in relation to the basic consolidated financial statements taken as a whole.

ARTHUR ANDERSEN LLP

Houston, Texas

February 11, 2000

              American National Insurance Company and Subsidiaries

   SCHEDULE I - SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED
                                    PARTIES
                                (IN THOUSANDS)

                               December 31, 1999

    Column A                                               Column B     Column C     Column D

                                                                                   Amount at Which
                                                                         Market     Shown in the
Type of Investment                                          Cost (a)     Value      Balance Sheet
--------------------------------------------------------------------------------------------------
 Fixed Maturities:
   Bonds Held-to-Maturity:
     United States Government and government
      agencies and authorities                            $  141,247   $  139,642     $  141,247
     States, municipalities and political subdivisions        44,624       40,818         44,624
     Foreign governments                                     107,250      107,893        107,250
     Public utilities                                      1,126,456    1,101,807      1,126,456
     All other corporate bonds                             2,217,209    2,161,963      2,217,209
   Bonds Available-for-Sale:
     United States Government and government agencies
      and authorities                                         54,506       53,855         53,855
     States, municipalities and political subdivisions        38,538       34,702         34,702
     Foreign governments                                      27,469       28,477         28,477
     Public utilities                                        184,125      183,556        183,556
     All other corporate bonds                               552,529      537,571        537,571
   Redeemable preferred stock                                 39,145       39,752         39,752
--------------------------------------------------------------------------------------------------
     Total fixed maturities                                4,533,098    4,430,036      4,514,699
--------------------------------------------------------------------------------------------------
 Equity Securities:
   Common stocks:
     Public utilities                                         10,669        9,420          9,420
     Banks, trust and insurance companies                     59,822       82,739         82,739
     Industrial, miscellaneous and all other                 480,573      871,178        871,178
--------------------------------------------------------------------------------------------------
     Total equity securities                                 551,064      963,337        963,337
--------------------------------------------------------------------------------------------------

 Mortgage loans on real estate                             1,033,330       XXXXXX      1,033,330
 Investment real estate                                      242,801       XXXXXX        242,801
 Real estate acquired in satisfaction of debt                  8,728       XXXXXX          8,728
 Policy loans                                                293,287       XXXXXX        293,287
 Other long-term investments                                 102,001       XXXXXX        102,001
 Short-term investments                                       95,352       XXXXXX         95,352
--------------------------------------------------------------------------------------------------
     Total investments                                    $6,859,661       XXXXXX     $7,253,535
==================================================================================================

(a) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and valuation write-downs and adjusted for amortization of premiums or accrual of discounts.

             American National Insurance Company and Subsidiaries
               SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
                                 (IN THOUSANDS)

Column A                     Column B         Column C       Column D     Column E     Column F    Column G     Column H
--------                     --------         --------       --------     --------     --------    --------     --------
                                            Future Policy                                                       Benefits,
                              Deferred        Benefits,                  Other Policy                        Claims, Losses
                               Policy       Losses, Claims                Claims and                  Net          and
                             Acquisition      and Loss        Unearned     Benefits     Premium    Investment   Settlement
Segment                         Costs         Expenses        Premiums     Payable      Revenue    Income (a)    Expenses
----------------------------------------------------------------------------------------------------------------------------
1999
----
Multiple Line Marketing      $126,950       $  867,916        $ 239,825  $  201,544    $  441,299  $   95,820   $  375,364
Home Service                  233,883        1,419,161            5,060      30,171       189,449     119,065      118,638
Independent Marketing         161,578        1,562,493               21      11,302        36,729     118,961       30,575
Health Insurance               18,658           22,612           14,121      91,518       223,638       7,398      165,525
Credit Insurance               65,801               --          235,200      45,074        55,294      16,094       21,859
Senior Age Marketing           76,359          160,815           35,908      41,321       149,142      18,021      111,573
Direct Marketing               33,656           43,911              291       3,934        25,929       3,734       14,584
Capital and Surplus                --               --               --          --            --      62,305           --
All other                      41,911          330,137              394       5,403         9,198      32,551       28,024
---------------------------------------------------------------------------------------------------------------------------
  Total                      $758,796       $4,407,045         $530,820  $  430,267    $1,130,678  $  473,949   $  866,142
===========================================================================================================================
1998
----
Multiple Line Marketing      $115,981       $  857,532         $200,675  $  183,998    $  406,317  $   95,063   $  343,841
Home Service                  230,216        1,396,059            4,630      27,640       183,189     122,188      114,292
Independent Marketing         156,334        1,603,818                5      11,214        40,535     122,279       26,903
Health Insurance               16,087           22,092           11,999      69,186       210,502       7,849      158,388
Credit Insurance               61,575               --          229,371      42,803        50,391      15,215       22,942
Senior Age Marketing           75,818          154,625           36,525      37,776       162,060      17,760      116,297
Direct Marketing               31,392           41,992              266       8,228        25,588       3,589       13,626
Capital and Surplus                --               --               --          --            --      57,969           --
All other                      44,300          337,701              437       5,330        10,126      33,330       32,310
---------------------------------------------------------------------------------------------------------------------------
  Total                      $731,703       $4,413,819         $483,908  $  386,175    $1,088,708  $  475,242   $  828,599
===========================================================================================================================
1997
----
Multiple Line Marketing      $111,679       $  845,232         $157,908  $  168,600    $  365,628  $   92,488   $  296,468
Home Service                  230,827        1,374,110            5,715      30,404       187,237     122,702      117,592
Independent Marketing         176,548        1,703,279               --      11,736        45,649     125,636       16,264
Health Insurance               14,201           22,860            7,381      52,481       184,409       7,054      141,645
Credit Insurance               60,585               --          222,643      40,967        47,483      14,572       22,308
Senior Age Marketing           77,475          148,391           41,217      36,145       173,626      18,288      124,409
Direct Marketing               30,126           40,888              285       4,008        25,385       3,514       16,677
Capital and Surplus                --               --               --          --            --      56,500           --
All other                      46,900          342,380              596       4,851        11,164      32,141       25,755
---------------------------------------------------------------------------------------------------------------------------
  Total                      $748,341       $4,477,140         $435,745  $  349,192    $1,040,581  $  472,895   $  761,118
===========================================================================================================================

Column A                      Column I       Column J      Column K
--------                      --------       --------      --------
                             Amortization
                             of Deferred
                                Policy        Other
                             Acquisition    Operating      Premiums
          Segment               Costs       Expenses (b)   Written
--------------------------------------------------------------------
1999
----
Multiple Line Marketing      $  39,863      $   84,284     $ 404,817
Home Service                    27,921          94,825            --
Independent Marketing           33,419          17,089            --
Health Insurance                21,475          67,902            --
Credit Insurance                 6,209          37,834            --
Senior Age Marketing             3,039          43,751            --
Direct Marketing                 3,459           5,179            --
Capital and Surplus                 --             225            --
All other                           --          20,767            --
---------------------------------------------------------------------
  Total                      $ 135,385      $  371,856     $ 404,817
=====================================================================
1998
----
Multiple Line Marketing      $  37,772      $   81,041     $ 373,506
Home Service                    34,149          83,438            --
Independent Marketing           25,940          29,219            --
Health Insurance                14,119          68,437            --
Credit Insurance                21,100          17,680            --
Senior Age Marketing             5,696          44,816            --
Direct Marketing                 3,787           4,817            --
Capital and Surplus                 --          (1,200)           --
All other                        6,553          11,074            --
---------------------------------------------------------------------
  Total                      $ 149,116      $  339,322     $ 373,506
=====================================================================
1997
----
Multiple Line Marketing      $  35,310      $   71,153     $ 326,789
Home Service                    32,016          81,724            --
Independent Marketing           26,135          10,677            --
Health Insurance                 9,618          50,917            --
Credit Insurance                19,016          16,524            --
Senior Age Marketing             6,326          53,533            --
Direct Marketing                 3,795           3,808            --
Capital and Surplus                 --          (1,610)           --
All other                        6,494           8,696            --
---------------------------------------------------------------------
  Total                      $ 138,710      $  295,422     $ 326,789
=====================================================================

(a) Net investment income from fixed income assets (bonds and mortgage loans on real estate) is allocated to insurance lines based on the funds generated by each line at the average yield available from these fixed income assets at the time such funds become available. Net investment income from policy loans is allocated to the insurance lines according to the amount of loans made by each line. Net investment income from all other assets is allocated to the insurance lines as necessary to support the equity assigned to that line with the remainder allocated to capital & surplus.
(b) Identifiable commissions and expenses are charged directly to the appropriate line of business. The remaining expenses are allocated to the lines based upon various factors including premium and commission ratios within the respective lines.

             American National Insurance Company and Subsidiaries

                           SCHEDULE IV - REINSURANCE
                                (IN THOUSANDS)

Column A                               Column B    Column C     Column D    Column E       Column F

                                                   Ceded to     Assumed                  Percentage of
                                         Gross       Other     from Other      Net      Amount Assumed
                                        Amount     Companies   Companies     Amount         to Net
-------------------------------------------------------------------------------------------------------
1999
----
 Life insurance in force              $46,156,190  $9,629,707    $797,059  $37,323,542       2.1%
=======================================================================================================
 Premiums:
  Life insurance                      $   393,410  $   65,761    $ 14,381  $   342,030       4.2%
  Accident and health insurance           451,614     144,298      88,756      396,072       22.4%
  Property and liability insurance        423,105      37,572       7,043      392,576       1.8%
-------------------------------------------------------------------------------------------------------
   Total premiums                     $ 1,268,129  $  247,631    $110,180  $ 1,130,678       9.7%
=======================================================================================================

1998
----
 Life insurance in force              $44,134,974  $7,965,042    $713,200  $36,883,132       1.9%
=======================================================================================================
 Premiums:
  Life insurance                      $   386,554  $   55,700    $  9,432  $   340,286       2.8%
  Accident and health insurance           442,233      73,256      24,625      393,602       6.3%
  Property and liability insurance        372,402      25,928       8,346      354,820       2.4%
-------------------------------------------------------------------------------------------------------
   Total premiums                     $ 1,201,189  $  154,884    $ 42,403  $ 1,088,708       3.9%
=======================================================================================================

1997
----
 Life insurance in force              $43,143,187  $6,985,956    $662,171  $36,819,402       1.8%
=======================================================================================================
 Premiums:
  Life insurance                      $   391,024  $   51,776    $  9,725  $   348,973       2.8%
  Accident and health insurance           418,860      48,963       8,724      378,621       2.3%
  Property and liability insurance        324,731      18,441       6,697      312,987       2.1%
-------------------------------------------------------------------------------------------------------
   Total premiums                     $ 1,134,615  $  119,180    $ 25,146  $ 1,040,581       2.4%
=======================================================================================================

             American National Insurance Company and Subsidiaries

                SCHEDULE V - VALUATION AND QUALIFYING ACCOUNTS
                                (IN THOUSANDS)

    Column A                          Column B     Column C               Column D              Column E

                                                                   Deductions - Describe
                                                              ------------------------------
                                     Balance at   Additions       Amounts                      Balance at
                                    Beginning of  Charged to  Written off Due       Amounts      End of
Description                            Period      Expense     to Disposal (a)   Commuted (b)    Period
---------------------------------------------------------------------------------------------------------
1999
---------------------------------
Investment valuation allowances:
 Mortgage loans on real estate           $12,800     $ 8,953           $   --        $ 1,920      $19,833
 Investment real estate                   21,718       3,528            5,799             --       19,447
 Investment in unconsolidated
  affiliates                               5,006          --               --             --        5,006
 Other assets                              1,800          --               --             --        1,800
---------------------------------------------------------------------------------------------------------
  Total                                  $41,324     $12,481           $5,799        $ 1,920      $46,086
=========================================================================================================

1998
----------------------------------
Investment valuation allowances:
 Mortgage loans on real estate           $15,230     $    --           $   --        $ 2,430      $12,800
 Investment real estate                   22,577       1,038            1,379            518       21,718
 Investment in unconsolidated
  affiliates                               3,727       1,279               --             --        5,006
 Other assets                             11,800          --               --         10,000        1,800
---------------------------------------------------------------------------------------------------------
  Total                                  $53,334     $ 2,317           $1,379        $12,948      $41,324
=========================================================================================================

1997
----------------------------------
Investment valuation allowances:
 Mortgage loans on real estate           $14,846     $   707           $  323        $    --      $15,230
 Investment real estate                   28,561       1,400            6,607            777       22,577
 Investment in unconsolidated
  affiliates                               2,327       1,400               --             --        3,727
 Other assets                             11,900          --              100             --       11,800
---------------------------------------------------------------------------------------------------------
  Total                                  $57,634     $ 3,507           $7,030        $   777      $53,334
=========================================================================================================

(a) Amounts written off due to disposal represent reductions or (additions) in the balance due to sales, transfers or other disposals of the asset with which the allowance is associated.
(b) Amounts commuted represent reductions in the allowance balance due to changes in requirements or investment conditions.

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